LOGO: NUVEEN
Exchange-Traded Funds

September 30, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NXP
NXQ
NXR
NXC
NXN
Select
Portfolios


Photo of: People sitting on stairs.

Highlights
As of September 30, 1999

Credit Quality                     Performance Highlights
================================================================================

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)

                                   o ***** Five-star Morningstar RatingTM *

                                   o Outperformed the one-year total return
                                     performance of its Lipper Peer Group ** and the applicable Lehman Brothers Municipal Bond Index ***

                                   o Ranked number 2 out of 21 funds in its
                                     Lipper Peer Group for one-year period

Pie Chart:
AAA/U.S. Guaranteed                59%
AA                                 10%
A                                  19%
BBB/NR                             12%

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)

                                   o ***** Five-star Morningstar RatingTM *

                                   o Outperformed the one-year total return
                                     performance of its Lipper Peer Group ** and the applicable Lehman Brothers Municipal Bond Index ***

                                   o Ranked number 1 out of 21 funds in its
                                     Lipper Peer Group for one-year period

Pie Chart:
AAA/U.S. Guaranteed                63%
AA                                 15%
A                                  10%
BBB/NR                             12%


NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)

                                   o ***** Five-star Morningstar RatingTM *

                                   o Outperformed the one-year total return
                                     performance of its Lipper Peer Group ** and the applicable Lehman Brothers Municipal Bond Index ***

                                   o Ranked number 3 out of 21 funds in its
                                     Lipper Peer Group for one-year period

Pie Chart:
AAA/U.S. Guaranteed                53%
AA                                 26%
A                                   9%
BBB/NR                             12%


NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)

                                   o **** Four-star Morningstar RatingTM *

                                   o Outperformed the one-year total return
                                     performance of its Lipper Peer Group ** and the applicable Lehman Brothers Municipal Bond Index ***

                                   o Ranked number 1 out of 11 funds in its
                                     Lipper Peer Group for one-year period

Pie Chart:
Insured                            67%
Insured and U.S. Guaranteed        33%


NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

                                   o **** Four-star Morningstar RatingTM  *

                                   o Outperformed the one-year total return
                                     performance of its Lipper Peer Group ** and the applicable Lehman Brothers Municipal Bond Index ***

                                   o Ranked number 1 out of 9 funds in its
                                     Lipper Peer Group for one-year period

Pie Chart:
Insured                            57%
Insured and U.S. Guaranteed        39%
U.S. Guaranteed                    4%


* Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NXP, NXQ, and NXR received 5 stars for the three-year period and five-year period. NXC and NXN received 5 stars for the three-year period and 4 stars for the five-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds were rated among 193 funds for the three-year period, 192 funds for the five-year period, and 30 funds for the 10-year period.

** The Lipper Peer Group return represents the average annualized return of the funds in the appropriate Lipper Municipal Debt category. The Lipper total return assumes reinvestment of dividends and does not reflect any applicable sales charges.

*** The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.




   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 6 NXP Performance Overview
 7 NXQ Performance Overview
 8 NXR Performance Overview
 9 NXC Performance Overview
10 NXN Performance Overview
11 Shareholder Meeting Reports
12 Portfolio of Investments
28 Statement of Net Assets
28 Statement of Operations
29 Statement of Changes in Net Assets
30 Notes to Financial Statements
34 Financial Highlights
36 Build Your Wealth Automatically
37 Fund Information

Photo of: Timothy R. Schwertfeger
          Chairman of the Board


sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


DEAR SHAREHOLDER
I am pleased to report to you on the annual performance of your Nuveen Exchange-Traded Portfolio. Providing an attractive tax-free dividend is the Portfolio's main objective, and over the past year, your fund continued to achieve this goal. During the period covered by this report, we have seen some shifts in U.S. economic trends and the fixed-income environment in which your Nuveen Exchange-Traded Portfolio operates. I appreciate the opportunity to discuss these changes with you, as does your portfolio manager, who reviews fund performance later in this report.

A CHALLENGING INVESTMENT ENVIRONMENT
Over the past 12 months, the U.S. economy continued to be characterized by surprisingly robust growth, benign inflation, and unemployment levels that remained among the lowest in three decades. However, concerns about the persistent pace of the economy's expansion continued to test the new paradigm, which holds that the improvements in productivity achieved through technology enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching and reacting to each announcement concerning economic statistics, volatility increased, especially in the equity markets, and the spectre of inflation seemed to lurk behind every report.

In an effort to pre-empt this threat of inflation, the Federal Reserve moved to raise interest rates by a quarter-point three times during the year: at the end of June, in late August, and again in November. This brought the federal funds rate - which represents the amount banks charge one another on overnight loans, establishing the standard for other short-term rates - from 4.75% to 5.5%, thereby erasing the three rate cuts made by the Fed in the fall of 1998. Unlike their meeting in October, when the Fed hinted at future rate hikes, the Fed took a neutral stance after this latest interest rate increase.

MUNICIPAL BOND PERFORMANCE
Over the past year, our exchange-traded municipal bond funds continued to offer attractive, stable income in a market that places a high premium on yield. At the end of September 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 98.5%, compared with the historical average of 86% for the period 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

For the remainder of 1999, we expect new municipal supply to remain good, although total volume continues to lag the near-record levels of 1998. This is partially due to the dramatic decrease in refundings, as interest rates moved above last year's levels and removed much of the incentive for issuers to refund existing bonds. To date, municipal supply has declined by approximately 20% from the levels of a year ago. This, in turn, has enhanced the attractiveness of the municipal bonds that are brought to market, as demand - especially from individual investors - remains strong. We anticipate that this demand will continue to strengthen as investors increasingly look at rebalancing their portfolios. With the outlook for tighter supply and continued demand in the months ahead, Nuveen's established market position as the leading sponsor of exchange-traded municipal bond funds enables us to have excellent access to the bond offerings that have the potential to add value for our shareholders.

A BALANCED PORTFOLIO:
ENHANCED GROWTH WITH REDUCED RISK
If you are like most investors in the marketplace today, your goals for tax-free investing probably include capturing high after-tax total returns while moderating risk. To demonstrate the role that municipal bonds can play in achieving this goal, Nuveen tracked a balanced portfolio consisting of equities and municipal bonds and compared its hypothetical investment performance - based on appropriate market indexes and tax rates - with that of a balanced portfolio composed of equities and taxable bonds.

Our research showed that, over the past 20 years, the pairing of equities with municipal bonds had provided both superior after-tax total returns and lower levels of risk than the combination of equities and taxable bonds. Incorporating even a 20% allocation of municipal bonds into an all-equity portfolio cut risk substantially, with only a small reduction in after-tax total return. Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Portfolio provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio.

NUVEEN FUNDS:
AN ANSWER TO YOUR INVESTMENT NEEDS
In light of the recent shifts in the economic environment, your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan by suggesting investments that can accomplish this goal. By investing in other Nuveen funds, you can bring balance to your portfolio and provide proper exposure to the different types of investments needed to enhance your potential for success. In addition, if you are satisfied with the performance of your Nuveen Exchange-Traded Fund, your adviser can set up a reinvestment plan designed to purchase additional shares of that fund. For more information on all of Nuveen's funds, contact your financial adviser for a prospectus detailing all charges and expenses, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to the new millen-nium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.


Sincerely,

/s/Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

November 15, 1999


sidebar text: "Purchasing shares of a Nuveen Exchange-Traded Municipal Bond Portfolio provides an easy way to incorporate the benefits of municipal bonds into a balanced portfolio."

NUVEEN SELECT PORTFOLIOS
PORTFOLIO MANAGER'S COMMENTS
PORTFOLIO MANAGER TOM SPALDING DISCUSSES THE MUNICIPAL MARKET, RECENT PORTFOLIO PERFORMANCE, AND THE OUTLOOK FOR THE NUVEEN SELECT PORTFOLIOS. TOM, WHO HAS MORE THAN 23 YEARS OF EXPERIENCE AS AN INVESTMENT PROFESSIONAL AT NUVEEN, ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITY FOR THE NATIONAL SELECT PORTFOLIOS IN FEBRUARY 1999 AND ADDED THE CALIFORNIA AND NEW YORK SELECT PORTFOLIOS IN JULY OF THIS YEAR.

WHAT FACTORS CONTRIBUTED TO THE PERFORMANCE OF THE MUNICIPAL MARKET DURING THE PAST 12 MONTHS?

Over the past year, the U.S. economy continued to forge ahead with few signs of slowing. Among the statistics showing surprising strength in recent months were retail sales, industrial production, and housing starts, three of the broadest measures of economic activity. Labor markets remained among the tightest in 30 years, with a national unemployment average of 4.2% for September 1999, down from 4.5% in September 1998. At the same time, inflation continued to maintain a low profile, as the Consumer Price Index through September 1999 showed an annualized increase of 2.8%. Concerned about the potential for an overheated economy, the Federal Reserve moved to raise short-term interest rates twice during the summer of 1999. According to the theory behind the Fed's decision, the impact of these rate increases on the stock market should cause consumer confidence to fall and consumer spending to slow, thereby pre-empting any reemergence of inflation. All of this, in turn, had a negative impact on the fixed-income markets, including the municipal bond market.

HOW DID THIS IMPACT SUPPLY AND DEMAND IN THE MUNICIPAL MARKET?
For the first nine months of 1999, municipal supply across the nation fell 21% from the levels recorded during the same period in 1998. Some of this decline can be attributed to the rise in interest rates, which has deterred municipalities from issuing long-term debt at higher interest costs. In addition, the refunding activity involving older debt typically declines in a rising interest rate environment. We expect to see good municipal supply for the remainder of the year, although the effects of Y2K concerns on the new issuance calendar are still unclear. Municipal bond issuers may actually accelerate issuance to avoid year end troubles, or they may delay issues until next year to sidestep any potential problems regarding the transition to the year 2000.

Over recent months, demand from institutional buyers has been weakened by several events outside the municipal market that have limited the cashflow available for purchasing municipal bonds. Insurance companies, which have historically been major buyers of municipal bonds, have been hit hard by natural disasters this year. They have been further hampered by price cutting on insurance premiums in the property casualty sector, which has hurt earnings. At the same time, mutual fund redemptions have limited the demand from that important sector. Demand from individual investors, on the other hand, has been a bright spot for municipal bonds, as investors have been actively rebalancing their portfolios by redirecting assets from equity investments into the fixed-income market. In 1998, individual investors held more than 30% of outstanding municipal debt, making them the largest owner class, and figures indicate that municipal bond sales to retail investors in 1999 are on track to beat 1998's record levels.

HOW DID THE NUVEEN SELECT PORTFOLIOS PERFORM IN THIS ENVIRONMENT?
The Nuveen Select Portfolios, which were established in 1992, are a uniquely structured group of investments designed to provide income stability over a defined term, with a liquidation date of 2017. Over the past year, the portfolios have performed exactly as they were designed to, and the fact that they produced positive total returns on net asset value (NAV) in the current bond market illustrates just how well they were constructed seven years ago.

For the 12 months ended September 30, 1999, the Nuveen Select Portfolios produced total returns on NAV ranging from 0.71% to 2.09%, providing taxable-equivalent total returns1 between 3.87% and 4.67%, as shown in the table on page four. The Portfolios outperformed the annual total returns for their benchmarks - the Lehman Brothers Municipal Bond Index, the Lehman California Insured Tax-Exempt Bond Index, and the Lehman New York Insured Tax-Exempt Bond Index2 - as well as the average returns for the appropriate Lipper Peer Group categories3. In addition, NXQ, NXP, and NXR ranked as the top three funds in their Lipper Peer Group for the past year, while NXC and NXN were the top performers in their California



1 The taxable-equivalent total return represents the total return that must be earned on a taxable investment in order to equal the total return of the Nuveen portfolio on an after-tax basis. The taxable-equivalent total returns are based on the portfolio's annualized total return and the 31% federal tax rate plus appropriate state tax rate, if applicable.

2 NXP, NXQ, and NXR are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. NXC and NXN are compared with the Lehman Insured Tax-Exempt Bond indexes for California and New York, respectively. These are unleveraged indexes covering a broad range of insured municipal bonds within each of those states. Returns for the Lehman indexes do not reflect any initial or ongoing expenses.

3 The total returns for the three national portfolios are compared with the average annualized total return of the 21 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. NXC is compared with the average total return of the 11 funds in the Lipper California Insured Municipal Debt Funds category, while the comparison for NXN is based on the nine funds in the Lipper New York Insured Peer Group. Lipper total returns assume reinvestment of dividends and do not reflect any applicable sales charges.

and New York Lipper Peer Groups, respectively. In recognition of their risk-adjusted performance, the three national Select Portfolios were awarded Morningstar4 ratings of five stars, and NXC and NXN each received four stars, representing their overall ratings as of September 30, 1999.

                                      LEHMAN        LIPPER
       TOTAL RETURN ON NAV    TOTAL RETURN(2)    AVERAGE(3) MORNINGSTAR(4)
    --------------------------  ------------  ------------  -------------
    1-YEAR ENDED      TAXABLE-  1-YEAR ENDED  1-YEAR ENDED        OVERALL
         9/30/99  EQUIVALENT(1)      9/30/99       9/30/99         RATING
-------------------------------------------------------------------------
NXP        1.87%         4.51%        -0.70%        -1.99%              5
-------------------------------------------------------------------------
NXQ        2.09%         4.67%        -0.70%        -1.99%              5
-------------------------------------------------------------------------
NXR        1.44%         3.93%        -0.70%        -1.99%              5
-------------------------------------------------------------------------
NXC        0.71%         3.87%        -1.79%        -5.82%              4
-------------------------------------------------------------------------
NXN        1.20%         4.11%        -1.69%        -4.26%              4
-------------------------------------------------------------------------

For additional information on your portfolio, see the individual Performance Overviews in this report.

The outperformance of the Portfolios' total returns on NAV relative to their Lehman benchmarks can be attributed to their durations. As of September 30, 1999, the average durations for all of the Nuveen Select Portfolios were shorter than those of their respective Lehman indexes. The national portfolios had average durations ranging from 3.07 to 3.71, compared with 7.46 for the Lehman Municipal Bond Index. NXC's average duration was 3.95, versus 9.27 for the Lehman California Insured Index, and NXN's average duration was 3.42, compared with the Lehman New York Insured Index's 8.46.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The shorter the duration, the less sensitive the fund's NAV is to changes in interest rates. During a period of falling interest rates, shorter duration can limit the ability of a fund's NAV to participate fully in market gains. However, when interest rates rise, shorter duration can make the fund's NAV less vulnerable to price declines. Between October 1, 1998, and September 30, 1999, the yield on the Bond Buyer Revenue Bond Index5 rose from 5.09% to 5.96%. This meant that funds with shorter durations, like the Nuveen Select Portfolios, were more likely to outperform the market, as represented by the unleveraged Lehman indexes.

Over the past year, rising interest rates and the uncertainty surrounding the Federal Reserve's intentions have created a relatively negative environment in the fixed-income market. In addition, concerns about the impact of the transition to the year 2000 have precipitated an early start to tax-swap season, as investors attempt to offset profits in the equity markets by selling fixed-income investments at a loss. Both of these factors have negatively impacted the market demand for exchange-traded funds such as the Nuveen Select Portfolios, especially since these portfolios were trading at premiums to their NAVs during much of this period. This situation resulted in declines in share price across the board. At the same time, the prevailing interest rate environment, which was higher than that of September 1998, led to a decline in the NAV of each portfolio. As a result of these factors, all of the Nuveen Select Portfolios saw their premiums (share price above NAV) move to discounts (share price below NAV) over the past 12 months.



                                 PREMIUM/               TOTAL RETURN
            MARKET YIELD        DISCOUNT(6)           ON SHARE PRICE
         ------------------ -----------------  ---------------------------
                 TAXABLE-                      1-YEAR ENDED      TAXABLE-
     9/30/99 EQUIVALENT(1)  9/30/98   9/30/99       9/30/99  EQUIVALENT(1)
--------------------------------------------------------------------------
NXP    6.23%        9.03%     4.83%    -4.58%        -7.42%     -4.90%
--------------------------------------------------------------------------
NXQ    6.21%        9.00%     4.50%    -6.67%        -8.87%     -6.40%
--------------------------------------------------------------------------
NXR    6.25%        9.06%     4.17%   -10.04%       -12.34%     -9.95%
--------------------------------------------------------------------------
NXC    5.58%        8.93%     2.68%    -3.62%        -5.58%     -2.50%
--------------------------------------------------------------------------
NXN    5.72%        8.87%     0.30%    -5.90%        -5.06%     -2.15%
--------------------------------------------------------------------------

HOW WERE THE PORTFOLIOS' DIVIDENDS AFFECTED?
During the past 12 months, good call protection helped support the dividends of NXP, NXQ, NXC, and NXN and shield the income of these portfolios from erosion. As of September 30, 1999, these four portfolios had provided shareholders with steady dividends for periods ranging from 19 to 78 consecutive months. For NXR, however, the need to reinvest the proceeds from prepaid high-yield bonds during the relatively lower interest rate environment that prevailed during 1998 led to a modest


1 The taxable-equivalent yield/total return represents the yield/total return that must be earned on a taxable investment in order to equal the yield/total return of the Nuveen portfolio on an after-tax basis. For the national Select Portfolios, the taxable-equivalent yield is based on the portfolio's current market yield and a federal tax rate of 31%, while the taxable-equivalent yields for the California and New York portfolios are based on their current market yields and a combined federal and state income tax rate of 37.5% and 35.5%, respectively. The taxable-equivalent total returns are based on the portfolio's annualized total return and the 31% federal income tax rate plus appropriate state income tax rate, if applicable.

4 Morningstar proprietary ratings reflect historical risk-adjusted performance as of September 30, 1999. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. NXP, NXQ, and NXR received 5 stars for the three-year period and five-year period. NXC and NXN received 5 stars for the three-year period and 4 stars for the five-year period. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars and the next 35% receive 3 stars. The funds were rated among 193 funds for the three-year period, 192 funds for the five-year period, and 30 funds for the 10-year period.

5 The Bond Buyer Revenue Bond Index is an unmanaged index of long-term municipal revenue bonds.

6 A portfolio's premium or discount represents the percentage difference between the portfolio's share price and its NAV.

dividend reduction in November 1998. Following this single dividend adjustment, NXR continued to provide an attractive market yield over the past 11 months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THE PAST 12 MONTHS?
The Nuveen Select Portfolios offer a stable portfolio structure, defined life cycle, and emphasis on income stability that make them a potentially ideal choice for investors who want the income and maturity of individual bonds enhanced by the ongoing surveillance and diversification provided by Nuveen. Because the Portfolios are passively managed, trading activity takes place only when opportunities to enhance portfolio structure arise, when the proceeds from called bonds must be reinvested, or when a credit problem occurs. To date, the Nuveen Select Portfolios have experienced no bond sales due to credit problems, further proof of the excellence of Nuveen's bond selection process.

The three national Nuveen Select Portfolios currently offer excellent credit quality, with the portion of the Portfolios' assets invested in bonds rated AAA/U.S. guaranteed and AA ranging from 69% to 79% at the end of September 1999. This represented an overall increase in the allocation of AAA bonds over September 1998 levels due to a number of advance refundings in 1998. (Credit quality is not a concern in NXC and NXN, which are 100% invested in insured or U.S. guaranteed bonds.) Each of the three national portfolios also had a 12% allocation of BBB and non-rated investment-grade bonds. These lower-rated bonds generally provided enhanced levels of yield, especially as credit spreads (or the difference between higher credit quality securities and those of lower credit quality) widened in recent months.

In the area of bond calls, all five of the Nuveen Select Portfolios, which were assembled in 1992, currently offer excellent levels of call protection. The national portfolios have virtually no scheduled bond calls between now and 2001, while less than 3% of NXC and nothing in NXN is subject to calls during this time. This should provide additional protection and stability for the Portfolios' dividends over this period. However, as these portfolios approach the 10-year mark, they will enter the normal part of the bond market cycle when bond calls are more likely to occur. In 2002, each of these funds will face scheduled bond calls affecting a significant portion of their portfolios.

To minimize the effect of calls, we are at work on strategies for managing through this period. Currently, the majority of the bonds held by these portfolios are providing very high levels of yield, and we plan to hold these bonds for as long as possible to maximize income. We refer to these bonds as "museum pieces" based on their high yields and good quality, which place them at a premium in today's market. Approximately six months before their call dates, we will look for suitable replacements, i.e., undervalued bonds that have the potential to support the Portfolios' dividends and enhance portfolio structure. This should enable us to continue providing the highest possible level of dividends for our shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE NUVEEN SELECT PORTFOLIOS?
Given the Portfolios' recent performance plus their excellent credit quality, we anticipate making few changes over the next 12 months. Our focus will remain on income and stable credit quality, and we expect that the Nuveen Select Portfolios should continue to achieve their overall objective of providing dependable tax-free income over their defined term. To this end, we will continue to work on strategies designed to minimize the impact of any upcoming bond calls.

Implementing the strategies that have the potential to benefit the Portfolios demonstrates the value that can be added by an experienced bond manager such as Nuveen. Using our in-depth knowledge of the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and trying to capitalize on them for the benefit of shareholders.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
As of September 30, 1999

NXP

PORTFOLIO STATISTICS

Inception Date                                3/92
--------------------------------------------------
Share Price                               $14 7/16
--------------------------------------------------
Net Asset Value                             $15.13
--------------------------------------------------
Market Yield                                 6.23%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  9.03%
--------------------------------------------------
Fund Net Assets ($000)                    $247,743
--------------------------------------------------
Average Effective Maturity (Years)           10.59
--------------------------------------------------
Average Duration                              3.37
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -7.42%         1.87%
--------------------------------------------------
5-Year                         7.68%         7.32%
--------------------------------------------------
Since Inception                5.60%         7.03%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -4.90%         4.51%
--------------------------------------------------
5-Year                        10.52%        10.11%
--------------------------------------------------
Since Inception                8.38%         9.79%
--------------------------------------------------

DIVERSIFICATION (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                47%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Tax Obligation/Limited                          9%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


Bar Chart:

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

10/98    0.075
11/98    0.075
12/98    0.075
1/99     0.075
2/99     0.075
3/99     0.075
4/99     0.075
5/99     0.075
6/99     0.075
7/99     0.075
8/99     0.075
9/99     0.075


Line Chart:

SHARE PRICE PERFORMANCE

10/2/98  16.875
         16.563
         16.563
         16.31
         17
         16.38
         16.5
         16.63
         16.81
         16.81
         16.75
         16.69
         16.44
         15.63
         15.75
         15.81
         16.25
         16.31
         16.44
         16.38
         16.44
         16.31
         16.25
         16.5
         16.56
         16.5
         16.31
         16.38
         16.19
         16
         15.75
         15.44
         15.44
         14.94
         15.56
         15.06
         15.44
         15.69
         15.5
         15.5
         15.13
         15.13
         14.88
         14.94
         15.06
         14.88
         14.5
         14.25
9/30/99  14.4375

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
PERFORMANCE OVERVIEW
As of September 30, 1999

NXQ


PORTFOLIO STATISTICS

Inception Date                                5/92
--------------------------------------------------
Share Price                                    $14
--------------------------------------------------
Net Asset Value                             $15.00
--------------------------------------------------
Market Yield                                 6.21%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  9.00%
--------------------------------------------------
Fund Net Assets ($000)                    $264,108
--------------------------------------------------
Average Effective Maturity (Years)            9.87
--------------------------------------------------
Average Duration                              3.07
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -8.87%         2.09%
--------------------------------------------------
5-Year                         7.93%         7.17%
--------------------------------------------------
Since Inception                5.05%         6.82%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -6.40%         4.67%
--------------------------------------------------
5-Year                        10.75%         9.91%
--------------------------------------------------
Since Inception                7.79%         9.51%
--------------------------------------------------

DIVERSIFICATION (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                48%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------
Tax Obligation/Limited                          7%
--------------------------------------------------
Housing/Single Family                           7%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.


1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

10/98                                  0.0725
11/98                                  0.0725
12/98                                  0.0725
1/99                                   0.0725
2/99                                   0.0725
3/99                                   0.0725
4/99                                   0.0725
5/99                                   0.0725
6/99                                   0.0725
7/99                                   0.0725
8/99                                   0.0725
9/99                                   0.0725


SHARE PRICE PERFORMANCE

10/2/98    16.563
           16.25
           16.125
           16.06
           16.13
           16.06
           16.31
           15.94
           16.06
           16.13
           16.38
           16.38
           16
           15.38
           15.13
           15.25
           15.88
           15.88
           15.88
           16.06
           16.06
           15.88
           15.69
           15.88
           15.81
           15.63
           15.5
           15.5
           15.75
           14.63
           14.75
           14.63
           14.69
           14.63
           15
           14.81
           15.25
           15.38
           15.06
           15.13
           15.06
           14.81
           14.38
           14.31
           14.56
           14.5
           14.25
           14
9/30/99    14

Weekly Closing Price Past performance is not predictive of future results.

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
PERFORMANCE OVERVIEW
As of September 30, 1999

NXR


PORTFOLIO STATISTICS

Inception Date                                7/92
--------------------------------------------------
Share Price                               $13 1/16
--------------------------------------------------
Net Asset Value                             $14.52
--------------------------------------------------
Market Yield                                 6.25%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  9.06%
--------------------------------------------------
Fund Net Assets ($000)                    $188,293
--------------------------------------------------
Average Effective Maturity (Years)           11.69
--------------------------------------------------
Average Duration                              3.71
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                       -12.34%         1.44%
--------------------------------------------------
5-Year                         6.79%         7.44%
--------------------------------------------------
Since Inception                3.93%         6.17%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -9.95%         3.93%
--------------------------------------------------
5-Year                         9.57%        10.11%
--------------------------------------------------
Since Inception                6.59%         8.77%
--------------------------------------------------

DIVERSIFICATION (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                40%
--------------------------------------------------
Transportation                                 11%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. It is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

10/98                                   0.069
11/98                                   0.068
12/98                                   0.068
1/99                                    0.068
2/99                                    0.068
3/99                                    0.068
4/99                                    0.068
5/99                                    0.068
6/99                                    0.068
7/99                                    0.068
8/99                                    0.068
9/99                                    0.068




SHARE PRICE PERFORMANCE

10/2/98    16
           15.375
           15.563
           15.56
           15.63
           15.63
           15.63
           15.25
           15.31
           15.44
           15.5
           15.56
           15.19
           14.69
           14.75
           14.81
           15.38
           15.31
           15.19
           15.25
           15.56
           15.44
           15.06
           15.13
           15.19
           15.06
           14.94
           15.06
           14.88
           14.25
           14.06
           14.13
           14
           13.94
           14.69
           14.25
           14.31
           14.38
           14.19
           14
           14
           13.94
           13.69
           13.63
           13.94
           13.88
           13.44
           13.19
9/30/99    13.0625

Weekly Closing Price Past performance is not predictive of future results.

NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
As of September 30, 1999

NXC



PORTFOLIO STATISTICS

Inception Date                                6/92
--------------------------------------------------
Share Price                               $14 3/16
--------------------------------------------------
Net Asset Value                             $14.72
--------------------------------------------------
Market Yield                                 5.58%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.09%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.93%
--------------------------------------------------
Fund Net Assets ($000)                     $92,122
--------------------------------------------------
Average Effective Maturity (Years)           12.34
--------------------------------------------------
Average Duration                              3.95
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -5.58%         0.71%
--------------------------------------------------
5-Year                         7.13%         6.99%
--------------------------------------------------
Since Inception                4.74%         6.07%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -2.50%         3.87%
--------------------------------------------------
5-Year                        10.60%        10.38%
--------------------------------------------------
Since Inception                8.07%         9.37%
--------------------------------------------------

DIVERSIFICATION (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                33%
--------------------------------------------------
Tax Obligation/Limited                         17%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 37.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 37.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

10/98                                   0.066
11/98                                   0.066
12/98                                   0.066
1/99                                    0.066
2/99                                    0.066
3/99                                    0.066
4/99                                    0.066
5/99                                    0.066
6/99                                    0.066
7/99                                    0.066
8/99                                    0.066
9/99                                    0.066


SHARE PRICE PERFORMANCE

10/2/98    15.938
           15.813
           16.063
           15.75
           15.81
           15.63
           15.94
           15.88
           15.88
           15.88
           16
           15.94
           15.69
           15.25
           15.13
           15.19
           15.38
           15.5
           15.44
           15.5
           15.75
           15.81
           15.69
           15.75
           15.75
           15.69
           15.81
           15.94
           15.75
           15.5
           15.25
           15.31
           15.31
           15.19
           15.5
           15.38
           15.56
           15.56
           15.5
           15.56
           15.31
           15.31
           15
           15.06
           15.06
           14.94
           14.75
           14.25
9/30/99    14.1875

Weekly Closing Price
Past performance is not predictive of future results.

NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO
PERFORMANCE OVERVIEW
As of September 30, 1999

NXN


PORTFOLIO STATISTICS

Inception Date                                6/92
--------------------------------------------------
Share Price                                $13 5/8
--------------------------------------------------
Net Asset Value                             $14.48
--------------------------------------------------
Market Yield                                 5.72%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal Tax Rate)(1)                      8.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Tax Rate)(1)              8.87%
--------------------------------------------------
Fund Net Assets ($000)                     $56,583
--------------------------------------------------
Average Effective Maturity (Years)           10.84
--------------------------------------------------
Average Duration                              3.42
--------------------------------------------------

ANNUALIZED TOTAL RETURN
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -5.06%         1.20%
--------------------------------------------------
5-Year                         8.19%         6.81%
--------------------------------------------------
Since Inception                4.17%         5.73%
--------------------------------------------------

TAXABLE-EQUIVALENT TOTAL RETURN(2)
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        -2.15%         4.11%
--------------------------------------------------
5-Year                        11.40%         9.86%
--------------------------------------------------
Since Inception                7.23%         8.70%
--------------------------------------------------

DIVERSIFICATION (AS A % OF TOTAL INVESTMENTS)
U.S. Guaranteed                                43%
--------------------------------------------------
Education and Civic Organizations              21%
--------------------------------------------------
Water and Sewer                                10%
--------------------------------------------------
Housing/Multifamily                             5%
--------------------------------------------------
Tax Obligation/Limited                          5%
--------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.5%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

1998-1999 MONTHLY TAX-FREE DIVIDENDS PER SHARE

10/98                                   0.065
11/98                                   0.065
12/98                                   0.065
1/99                                    0.065
2/99                                    0.065
3/99                                    0.065
4/99                                    0.065
5/99                                    0.065
6/99                                    0.065
7/99                                    0.065
8/99                                    0.065
9/99                                    0.065



SHARE PRICE PERFORMANCE

10/2/98    15.75
           15.5
           15.875
           15.56
           15.56
           15.19
           15.13
           15.25
           15.44
           15.38
           15.56
           15.63
           15.13
           14.88
           14.94
           14.69
           15.13
           15.13
           15.19
           15
           15.06
           15.06
           14.88
           14.94
           14.94
           14.81
           14.81
           14.63
           14.38
           14.31
           14.19
           14.06
           13.94
           13.81
           13.81
           13.94
           14.19
           14.38
           14.94
           14.88
           14.94
           14.88
           14.5
           14.44
           14.38
           14.38
           13.88
           13.44
9/30/99    13.625

Weekly Closing Price
Past performance is not predictive of future results.

SHAREHOLDER MEETING REPORT


                                                            NXP               NXQ              NXR              NXC              NXN
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE TRUSTEES WAS REACHED AS FOLLOWS:

                                                         Common            Common            Common           Common          Common
                                                         Shares            Shares            Shares           Shares          Shares
====================================================================================================================================
James E. Bacon
   For                                               14,262,909        15,549,604        11,254,586        5,105,272       3,482,879
   Withhold                                             146,903           131,001           108,794           31,670          32,107
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

Jack B. Evans
   For                                               14,280,110        15,561,165        11,258,200        5,109,196       3,483,579
   Withhold                                             129,702           119,440           105,180           27,746          31,407
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

William T. Kissick
   For                                               14,287,113        15,573,045        11,265,780        5,111,156       3,486,579
   Withhold                                             122,699           107,560            97,600           25,786          28,407
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

Thomas E. Leafstrand
   For                                               14,289,904        15,578,674        11,272,380        5,113,106       3,486,579
   Withhold                                             119,908           101,931            91,000           23,836          28,407
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

Timothy R. Schwertfeger
   For                                               14,294,924        15,579,374        11,274,880        5,113,702       3,487,979
   Withhold                                             114,888           101,231            88,500           23,240          27,007
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

Sheila W. Wellington
   For                                               14,298,274        15,582,911        11,285,559        5,113,702       3,487,979
   Withhold                                             111,538            97,694            77,821           23,240          27,007
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                               14,241,673        15,518,959        11,248,552        5,065,755       3,495,989
   Against                                               50,308            46,128            47,964            5,279           4,277
   Abstain                                              117,831           115,518            66,864           65,908          14,720
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             14,409,812        15,680,605        11,363,380        5,136,942       3,514,986
====================================================================================================================================

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)
                            September 30, 1999
                            (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%

$     515,000   Alabama Housing Finance Authority, Single Family Mortgage Revenue        4/04 at 102          Aaa        $  536,918
                 Bonds (Collateralized Home Mortgage Revenue Bond Program),
                 1994 Series A-1, 6.550%, 10/01/14

-----------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.1%

    2,500,000   Little Rock Health Facilities Board (Arkansas), Refunding Revenue        4/02 at 102            A         2,629,325
                 Bonds (Baptist Medical Center/Parkway Village Project),
                 Series 1992, 7.000%, 10/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.5%

    4,750,000   State Public Works Board of the State of California, Lease Revenue       3/04 at 102          Aaa         5,362,703
                 Bonds (California Community Colleges-Various Community College
                 Projects), 1994 Series B, 7.000%, 3/01/14 (Pre-refunded to 3/01/04)

    3,000,000   State Public Works Board of the State of California, Lease              11/04 at 102          Aaa         3,412,200
                 Revenue Bonds (Department of Corrections-California State
                 Prison - Monterey County (Soledad II)), 1994 Series A 6.875%,
                 11/01/14 (Pre-refunded to 11/01/04)

    4,905,000   California Statewide Communities Development Authority,                  8/02 at 102           A2         5,246,143
                 Revenue Certificates of Participation (Cedars-Sinai Medical Center),
                 6.500%, 8/01/15

    2,000,000   Los Angeles County Metropolitan Transportation Authority                 7/03 at 102          AAA         2,003,700
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.625%, 7/01/18

-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.7%

                Colorado Housing Finance Authority, Single Family Program Senior
                Revenue Bonds, Series 1992A-1:
    2,960,000    6.800%, 11/01/12                                                        5/02 at 102          AA+         3,070,290
      830,000    6.875%, 11/01/16                                                        5/02 at 102          AA+           860,029

   10,750,000   City and County of Denver, Colorado, Airport System Revenue Bonds,      No Opt. Call         BBB+        12,767,560
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.4%

    1,000,000   District of Columbia, Hospital Revenue and Refunding Bonds               8/06 at 102          AAA         1,020,500
                 (Medlantic Healthcare Group, Inc. Issue), Series 1996A,
                 5.750%, 8/15/16

-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.1%

      250,000   Escambia County, Florida, Pollution Control Revenue Bonds               12/03 at 102         Baa1           237,388
                 (Champion International Project), Series 1993, 5.875%, 6/01/22
                 (Alternative Minimum Tax)

    7,000,000   State Board of Education of Florida, Public Education Capital Outlay     6/02 at 101          Aaa         7,480,130
                 Bonds, Series 1991-C, 6.625%, 6/01/22 (Pre-refunded to 6/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

    1,330,000   State of Hawaii, Certificates of Participation (Kapolei State Office    11/08 at 101          AAA         1,192,638
                 Building), 1998 Series A, 5.000%, 5/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.0%

                City of Chicago Heights, Illinois, General Obligation Bonds, Series 1993
                (Corporate Purpose Bonds):
    3,820,000    5.650%, 12/01/15                                                       12/08 at 100          AAA         3,826,418
    2,600,000    5.650%, 12/01/17                                                       12/08 at 100          AAA         2,572,726

    7,000,000   The County of Cook, Illinois, General Obligation Bonds,                 11/02 at 102          AAA         7,589,960
                 Series 1992A, 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

    1,260,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,      7/01 at 102        A1***         1,345,302
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/11
                 (Pre-refunded to 7/01/01)

    3,000,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,      7/03 at 102        A+***         3,216,180
                 Loyola University of Chicago, Series 1989-A, 6.100%, 7/01/15
                 (Pre-refunded to 7/01/03)

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)(continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$   2,365,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call       N/R***       $ 2,553,561
                 Series 1992-B (Evangelical Hospitals Corporation),
                 6.500%, 4/15/09

    3,850,000   Illinois Health Facilities Authority, Revenue Bonds (Sarah Bush          5/02 at 102          Aaa         4,196,192
                 Lincoln Health Center), Series 1992, 7.250%, 5/15/22
                 (Pre-refunded to 5/15/02)

    2,000,000   State of Illinois, General Obligation Bonds, Series 1994, 5.875%, 8/01/148/04 at 102           AA         2,035,820

    2,500,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,             6/03 at 102          AAA         2,659,425
                 McHenry and Will Counties, Illinois), General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13

-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.7%

    3,000,000   Indiana Bond Bank, Special Hospital Program (Hendricks                   4/02 at 102           A+         3,184,830
                 Community Hospital Financing Program), Series 1992A,
                 7.125%, 4/01/13

                Indiana Bond Bank, Special Program Bonds, Series 1992A:
    1,000,000    7.000%, 8/01/12                                                         2/02 at 102           A+         1,061,200
    2,250,000    7.000%, 8/01/18                                                         2/02 at 102           A+         2,377,463

-----------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.1%

    2,565,000   Woodbury County, Iowa, Hospital Facility Revenue Bonds                   3/01 at 102          AAA         2,704,844
                 (St. Luke's Regional Medical Center Project), Series 1991A,
                 6.750%, 3/01/21 (Pre-refunded to 3/01/01)

-----------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 3.9%

    9,000,000   City of Wichita, Kansas, Revenue Bonds (CSJ Health System               11/01 at 102        A+***         9,726,840
                 of Wichita, Inc.), Series 1985 XXV (Remarketed), 7.200%, 10/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

    1,100,000   County of Jefferson, Kentucky, Health System Revenue Bonds,             10/08 at 101          AAA           999,273
                 Series 1998 (Alliant Health System, Inc.), 5.125%, 10/01/18

    3,230,000   Lexington-Fayette Urban County Government, Kentucky,                    11/04 at 102          AAA         3,609,719
                 Governmental Project Revenue Bonds, Series 1994 (University of
                 Kentucky Alumni Association, Inc., Commonwealth Library Project),
                 6.750%, 11/01/15 (Pre-refunded to 11/01/04)

-----------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.0%

    1,080,000   Maine Educational Loan Authority, Educational Loan Revenue Bonds,       12/02 at 102            A         1,121,569
                 Series 1992A-2 (Supplemental Educational Loan Program),
                 7.150%, 12/01/16 (Alternative Minimum Tax)

                Maine Educational Loan Authority, Educational Loan Revenue
                Bonds, Series 1992A-1 (Supplemental Educational Loan Program):
    1,725,000    6.800%, 12/01/07 (Alternative Minimum Tax)                             12/02 at 102          Aaa         1,815,459
    1,955,000    7.000%, 12/01/16 (Alternative Minimum Tax)                             12/02 at 102          Aaa         2,032,809

-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9%

    2,000,000   Plymouth County (Massachusetts), Certificates of Participation          10/02 at 102          Aaa         2,186,400
                 (Plymouth County Correctional Facility), Series A,
                 7.000%, 4/01/22 (Pre-refunded to 10/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6%

    3,600,000   Calhoun County (Mississippi), Solid Waste Disposal Revenue               4/07 at 103            A         3,882,996
                 Bonds (Weyerhauser Company Project), Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 4.2%

   10,000,000   New Hampshire Housing Finance Authority, Multifamily                     7/01 at 102           A1        10,398,800
                 Housing Revenue Refunding Bonds, 1991 Series 1, 7.050%, 7/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.7%

    7,250,000   Metropolitan Transportation Authority (New York), Commuter               7/01 at 102         BBB+         7,652,810
                 Facilities, 1987 Service Contract Bonds, Series 5, 7.000%, 7/01/12

    3,000,000   Metropolitan Transportation Authority (New York), Transit                7/02 at 100         BBB+         3,089,190
                 Facilities, Service Contract Bonds, Series N, 6.000%, 7/01/11


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)(continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series A:
$     300,000    6.250%, 8/01/10 (Pre-refunded to 8/01/04)                           8/04 at 101 1/2        A-***       $   326,238
    4,870,000    6.250%, 8/01/10                                                     8/04 at 101 1/2           A-         5,222,685

    4,465,000   New York State Dormitory Authority, State University Educational         5/02 at 102          Aaa         4,876,986
                 Facilities Revenue Bonds, Series 1991A, 7.250%, 5/15/18
                 (Pre-refunded to 5/15/02)

    2,090,000   New York Local Government Assistance Corporation, New York,              4/01 at 100          AAA         2,178,240
                 Series 1991B, 7.000%, 4/01/21 (Pre-refunded to 4/01/01)

    1,365,000   New York Local Government Assistance Corporation,                        4/02 at 102          AAA         1,478,664
                 Series 1991D, 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

                New York State Medical Care Facilities Finance Agency,
                Mental Health Services Facilities Improvement Revenue Bonds,
                1991 Series A:
      180,000    7.500%, 2/15/21 (Pre-refunded to 2/15/01)                               2/01 at 102          Aaa           191,518
      900,000    7.500%, 2/15/21                                                         2/01 at 102           A3           950,724

                New York State Medical Care Facilities Finance Agency, Mental
                Health Services Facilities Improvement Revenue Bonds, 1991
                Series D:
    1,395,000    7.400%, 2/15/18 (Pre-refunded to 2/15/02)                               2/02 at 102        A-***         1,517,760
    1,425,000    7.400%, 2/15/18                                                         2/02 at 102           A-         1,529,752

-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.1%

    2,790,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                9/07 at 102          AAA         2,843,987
                 Bonds, Series 1997A, 6.050%, 9/01/17 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.8%

    7,235,000   Delaware County Authority (Pennsylvania), First Mortgage                 4/02 at 102       N/R***         7,984,691
                 Revenue Bonds (The Dunwoody Project), Series 1992,
                 8.125%, 4/01/17 (Pre-refunded to 4/01/02)

    1,130,000   Pennsylvania Housing Finance Agency, Single Family Mortgage              4/02 at 102          AA+         1,170,963
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

                Pennsylvania Higher Educational Facilities Authority, Revenue
                Bonds (Thomas Jefferson University), 1992 Series A:
    1,750,000    6.625%, 8/15/09 (Pre-refunded to 8/15/02)                               8/02 at 102        A2***         1,887,970
      750,000    6.625%, 8/15/09                                                         8/02 at 102          AAA           804,630

-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.9%

    5,000,000   South Carolina Housing Finance and Development Authority,                5/02 at 102          Aaa         5,228,450
                 Multifamily Housing Revenue Bonds, 1992 Series A, 6.875%, 11/15/23

    4,060,000   York County (South Carolina), Public Facilities Corporation,             6/01 at 102          Aaa         4,355,771
                 Certificates of Participation (York County Justice Center Project),
                 Series 1991, 7.500%, 6/01/11 (Pre-refunded to 6/01/01)

-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

    5,750,000   Memphis-Shelby County Airport Authority (Tennessee), Airport             7/03 at 102          BBB         5,828,258
                 Special Facilities and Project Revenue Bonds (Federal Express
                 Corporation), Series 1993, 6.200%, 7/01/14 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.6%

    9,825,000   Harris County Health Facilities Development Corporation (Texas),         6/02 at 102        A3***        10,702,078
                 Hospital Revenue Bonds (Memorial Hospital System Project),
                 Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/02)

    4,000,000   Port of Corpus Christi Authority of Nueces County (Texas),               4/02 at 102           A+         4,231,000
                 Pollution Control Revenue Bonds (Hoechst Celanese Corporation),
                 Series 1992, 6.875%, 4/01/17 (Alternative Minimum Tax)

    3,500,000   Red River Authority (Texas), Pollution Control Revenue Bonds             4/02 at 102           A+         3,702,125
                 (Hoechst Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)

                City of San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
      465,000    6.000%, 5/15/16                                                        No Opt. Call          AAA           489,310
    1,450,000    6.000%, 5/15/16 (Pre-refunded to 5/15/02)                               5/02 at 100          AAA         1,511,408
    3,085,000    6.000%, 5/15/16                                                         5/02 at 100          AAA         3,180,080



                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO (NXP)(continued)
                            September 30, 1999
                            (Unaudited)



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 2.1%

$   5,070,000   Virginia Housing Development Authority, Commonwealth Mortgage            1/02 at 102          AA+        $5,237,614
                 Bonds, 1992 Series A, 7.100%, 1/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.1%

    2,500,000   Public Utility District No. 1 of Snohomish County, Washington,           1/01 at 102        A+***         2,633,550
                 Electric System Refunding Revenue Bonds, Series 1991A,
                 7.000%, 1/01/16 (Pre-refunded to 1/01/01)

    5,700,000   Public Utility District No. 1 of Snohomish County, Washington,           1/02 at 102          Aaa         6,404,919
                 Generation System Revenue Bonds, Series 1989, 6.750%, 1/01/12

    2,750,000   Washington Health Care Facilities Authority, Revenue Bonds,              2/02 at 102          AA-         2,953,910
                 Series 1992 (Sacred Heart Medical Center, Spokane), 6.875%, 2/15/12

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/01 at 102          Aaa        10,637,000
                 Refunding Revenue Bonds,  Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

-----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 1.3%

    1,885,000   Marshall County, West Virginia, Special Obligation Refunding Bonds,     No Opt. Call          AAA         2,075,250
                 Series 1992, 6.500%, 5/15/10

    1,000,000   West Virginia Housing Development Fund, Housing Finance Bonds,           5/02 at 103          AAA         1,056,720
                  1992 Series A, 7.000%, 5/01/24

-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.1%

    5,000,000   Wisconsin Housing and Economic Development Authority,                    4/02 at 102          AA-         5,320,600
                 Multifamily Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22

-----------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 1.3%

    3,000,000   Wyoming Community Development Authority, Single Family                  11/01 at 103           AA         3,134,340
                 Mortgage Revenue Bonds (Federally Insured or Guaranteed
                 Mortgage Loans), Series 1988-G, 7.200%, 6/01/10 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$ 227,625,000   Total Investments - (cost $223,435,119) - 98.2%                                                         243,306,501
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      4,436,190
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $247,742,691
                ===================================================================================================================







* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)
                            September 30, 1999
                            (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.2%

$   3,250,000   State Public Works Board of the State of California, Lease Revenue       3/04 at 102          Aaa        $3,669,218
                 Bonds (California Community Colleges - Various Community College
                 Projects), 1994 Series B, 7.000%, 3/01/14 (Pre-refunded to 3/01/04)

    2,000,000   State Public Works Board of the State of California, Lease Revenue      No Opt. Call          Aa3         2,041,300
                 Refunding Bonds (The Regents of the University of California -
                 Various University of California Projects), 1993 Series A,
                 5.500%, 6/01/14

    5,000,000   State Public Works Board of the State of California, Lease              11/04 at 102          Aaa         5,687,000
                 Revenue Bonds (Department of Corrections-California State
                 Prison-Monterey County (Soledad II)), 1994 Series A,
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

      500,000   State Public Works Board of the State of California,                    12/08 at 101           A+           482,150
                 Lease Revenue Refunding Bonds (California Community Colleges -
                 Various Community College Projects), 1998 Series A, 5.250%, 12/01/16

      500,000   City of Contra Costa, Water District of California, Water Revenue       10/07 at 100          AA-           466,515
                 Bonds, Refunding Series 1997 H, 5.000%, 10/01/17

      500,000   County of Contra Costa, California, Certificates of Participation       11/07 at 102          AAA           486,450
                 (Merrithew Memorial Hospital Replacement Project),
                 Refunding Series of 1997, 5.375%, 11/01/17

    1,000,000   City of Fresno, California, Health Facility Revenue Bonds,              12/03 at 102          AAA         1,005,080
                 Series 1993B (Holy Cross Health System Corporation),
                 5.625%, 12/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.9%

    3,010,000   Colorado Housing Finance Authority, Single Family Program Senior         5/02 at 102          AA+         3,153,216
                 Bonds, Series 1992A-3, 7.000%, 11/01/24 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
    2,335,000    7.250%, 11/15/12 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)  11/02 at 102          Aaa         2,573,544
    9,130,000    7.250%, 11/15/12 (Alternative Minimum Tax)                             11/02 at 102         BBB+         9,786,721

-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 5.1%

    4,600,000   District of Columbia Hospital Revenue Refunding Bonds (Washington        8/02 at 102        A3***         5,012,390
                 Hospital Center), Series 1992-A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

      500,000   District of Columbia, Hospital Revenue and Refunding Bonds               8/06 at 102          AAA           510,250
                 (Medlantic Healthcare Group, Inc. Issue), Series 1996A,
                 5.750%, 8/15/16

    7,500,000   District of Columbia (Washington, D.C.), General Obligation Bonds,       6/02 at 102          AAA         7,997,023
                 Series 1992B, 6.300%, 6/01/12 (Pre-refunded to 6/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 3.3%

    8,180,000   Hillsborough County (Florida), Environmentally Sensitive Land            7/02 at 102       Aa3***         8,768,796
                 Acquisition and Protection Program Bonds, Series 1992,
                 6.375%, 7/01/11 (Pre-refunded to 7/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

    1,100,000   State of Hawaii, Certificates of Participation (Kapolei State           11/08 at 101          AAA           986,392
                 Office Building), 1998 Series A, 5.000%, 5/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 12.0%

    8,500,000   Chicago Metropolitan Housing Development Corporation (Illinois),         7/02 at 102           AA         8,959,935
                 Housing Development Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects), Series 1992A,
                 6.800%, 7/01/17

    8,070,000   The County of Cook, Illinois, General Obligation Bonds,                 11/02 at 102          AAA         8,750,140
                 Series 1992A, 6.600%, 11/15/22 (Pre-refunded to 11/15/02)

    2,500,000   Illinois Educational Facilities Authority, Revenue Bonds, Columbia      12/03 at 102          BBB         2,441,925
                 College, Series 1993, 6.125%, 12/01/18

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ)(continued)
                            September 30, 1999
                            (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Illinois Educational Facilities Authority, Revenue Refunding Bonds,
                Columbia College, Series 1992:
$   2,610,000    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                            12/04 at 100       N/R***        $2,877,316
    1,140,000    6.875%, 12/01/17                                                       12/04 at 100          BBB         1,199,394

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1992A:
    2,205,000    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                               6/03 at 102          Aaa         2,398,797
       45,000    6.500%, 6/15/22                                                         6/03 at 102          AA-            47,619

    5,000,000   Regional Transportation Authority (Cook, DuPage, Kane, Lake,             6/03 at 102          AAA         5,318,850
                 McHenry and Will Counties, Illinois), General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13

-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.8%

    2,005,000   Howard County Jail and Juvenile Detention Center Corporation             1/02 at 102        A1***         2,149,240
                 (Indiana), First Mortgage Revenue Bonds, Series 1992,
                 6.850%, 1/01/12 (Pre-refunded to 1/01/02)

   10,000,000   Indiana Educational Facilities Authority, Educational Facilities         1/02 at 102          AAA        10,554,000
                 Refunding Revenue Bonds (Butler University Project), Series 1992A,
                 6.600%, 1/01/18

    2,400,000   Westfield-Washington South School Building Corporation (Indiana),        7/02 at 102         A***         2,578,872
                 First Mortgage Revenue Bonds, Series 1992, 6.500%, 7/15/13
                 (Pre-refunded to 7/15/02)

-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.7%

    4,415,000   Kentucky Housing Corporation, Housing Revenue Bonds (Federally           7/02 at 102          AAA         4,548,333
                 Insured or Guaranteed Mortgage Loans), Series 1992A,
                 6.600%, 7/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.7%

   11,425,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane University 11/02 at 102        A+***        12,375,103
                 of Louisiana, 1992 Series, 6.625%, 11/15/21 (Pre-refunded to 11/15/02)

-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.7%

                Massachusetts State, General Obligation Refunding Bonds, Series 1991-B:
    2,045,000    6.500%, 8/01/11 (Pre-refunded to 8/01/01)                               8/01 at 102          Aaa         2,168,784
    1,585,000    6.500%, 8/01/11                                                         8/01 at 102          AA-         1,673,047

    3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue      10/02 at 102      BBB+***         3,257,610
                 Bonds (Jordan Memorial Hospital Issue), Series 1992C,
                 6.875%, 10/01/22 (Pre-refunded to 10/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

                City of Royal Oak (Michigan), Hospital Finance Authority,
                Revenue Bonds (Beaumont Properties, Inc.), Series 1992E:
      435,000    6.625%, 1/01/19 (Pre-refunded to 1/01/02)                               1/02 at 102          AAA           464,606
    3,565,000    6.625%, 1/01/19                                                         1/02 at 102           AA         3,742,074

-----------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.8%

    2,065,000   City of Billings, Montana, Tax Increment Urban Renewal Bonds,            3/02 at 101         Baa3         2,167,631
                 Refunding Series 1992, 7.100%, 3/01/08

-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.2%

      500,000   Clark County, Nevada, General Obligation (Limited Tax) Las Vegas         7/06 at 101          AAA           487,515
                 Convention and Visitors Authority, Series September 1, 1996,
                 5.500%, 7/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.9%

    3,850,000   Metropolitan Transportation Authority (New York), Transit Facilities     7/02 at 100         BBB+         3,964,461
                 Service Contract Bonds, Series N, 6.000%, 7/01/11

                The City of New York, General Obligation Bonds, Fiscal 1992 Series H:
    7,355,000    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2        A-***         7,918,467
      645,000    7.100%, 2/01/11                                                     2/02 at 101 1/2           A-           689,021
    2,865,000    7.100%, 2/01/12 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2        A-***         3,084,488
      285,000    7.100%, 2/01/12                                                     2/02 at 101 1/2           A-           303,876

    2,695,000   Dormitory Authority of the State of New York, State University           5/00 at 102          Aaa         2,807,031
                 Educational Facilities Revenue Bonds, Series 1989B,
                 7.250%, 5/15/15 (Pre-refunded to 5/15/00)

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ) (continued)
                            September 30, 1999
                            (Unaudited)



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$   4,000,000   New York State Medical Care Facilities Finance Agency, New York          2/05 at 102          AAA        $4,468,840
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

    5,000,000   Triborough Bridge and Tunnel Authority (New York), Convention           No Opt. Call         BBB+         5,624,700
                 Center Project Bonds, Series E, 1/01/10

-----------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.4%

    2,800,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health         8/05 at 102          AAA         3,077,424
                 System), Series 1995, 6.250%, 8/15/14 (Pre-refunded to 8/15/05)

    3,000,000   County of Erie, Ohio, Hospital Improvement and Refunding Revenue         1/02 at 102            A         3,143,250
                 Bonds, Series 1992 (Firelands Community Hospital Project),
                 6.750%, 1/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 2.4%

    6,000,000   Oklahoma City (Oklahoma), Water Utilities Trust, Water and Sewer         7/02 at 100          AAA         6,246,600
                 Revenue Bonds, 6.400%, 7/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

    1,000,000   Dauphin County General Authority (Pennsylvania), Health System           2/09 at 101          AAA           912,460
                 Revenue Bonds, Series of 1999 (Pinnacle Health System Project),
                 5.125%, 8/15/17

    6,295,000   Pennsylvania Intergovernmental Cooperation Authority, Special            6/02 at 100          Aaa         6,696,936
                 Tax Revenue Bonds (City of Philadelphia Funding Program),
                 Series of 1992, 6.800%, 6/15/22 (Pre-refunded to 6/15/02)

-----------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.3%

    5,500,000   Rhode Island Depositors Economic Corporation, Special Obligation         8/02 at 102          AAA         5,980,150
                 Bonds, 1992 Series A, 6.900%, 8/01/13 (Pre-refunded to 8/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.8%

    7,000,000   Richland County (South Carolina), Solid Waste Disposal Facilities        5/02 at 102           A1         7,427,980
                 Revenue Bonds (Union Camp Corporation Project), Series 1992-A,
                 6.750%, 5/01/22 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 5.3%

    4,500,000   Memphis-Shelby County Airport Authority (Tennessee), Special             9/01 at 103          BBB         4,840,965
                 Facilities Revenue Bonds, Series 1984 (Federal Express Corporation),
                 7.875%, 9/01/09

    8,775,000   Tennessee Housing Development Agency, Homeownership Program              7/02 at 102           AA         9,056,853
                 Bonds, Issue WR, 6.800%, 7/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.8%

    3,275,000   Bexar County (Texas), Health Facilities Development Corporation,         8/04 at 102          AAA         3,660,959
                 Hospital Revenue Bonds (Baptist Memorial Hospital System Project),
                 Series 1994, 6.900%, 2/15/14 (Pre-refunded to 8/15/04)

    4,740,000   Cleveland Housing Corporation (Texas), Mortgage Revenue                  1/01 at 102          AAA         4,899,122
                 Refunding Bonds, Series 1992-C (FHA-Insured - Section 8),
                 7.375%, 7/01/24

    2,500,000   Harris County Health Facilities Development Corporation,                10/05 at 102          AAA         2,463,375
                 Texas Children's Hospital Project, Series 1995, 5.500%, 10/01/16

    7,600,000   Port of Corpus Christi Authority of Nueces County (Texas), Pollution     4/02 at 102           A+         8,038,900
                 Control Revenue Bonds (Hoechst Celanese Corporation), Series 1992,
                 6.875%, 4/01/17 (Alternative Minimum Tax)

    1,460,000   Red River Authority (Texas), Pollution Control Revenue Bonds             4/02 at 102           A+         1,544,315
                 (Hoechst Celanese Corporation), Series 1992, 6.875%, 4/01/17
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.9%

    1,655,000   Municipal Building Authority of Ogden City School District, Weber        1/02 at 101        A3***         1,770,105
                 County, Utah, Lease Revenue Bonds (Central Middle School Project),
                 Series 1992, 6.700%, 1/01/12 (Pre-refunded to 1/01/02)

      520,000   Utah Housing Finance Agency, Single Family Mortgage Purchase             7/02 at 102          Aaa           536,916
                 Refunding Senior Bonds, Series 1992, 6.800%, 1/01/12

-----------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 1.4%

    3,600,000   Vermont Industrial Development Authority, Industrial Development         9/02 at 102            A         3,798,576
                 Refunding Revenue Bonds (Stanley Works Project), Series 1992,
                 6.750%, 9/01/10

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2 (NXQ) (continued)
                            September 30, 1999
                            (Unaudited)



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                VIRGINIA - 0.8%

$   2,000,000   Industrial Development Authority of Covington-Alleghany County,          4/02 at 102       N/R***        $2,141,980
                 Virginia, Hospital Facility Revenue Bonds (Alleghany Regional
                 Hospital), Series 1992, 6.625%, 4/01/12 (Pre-refunded to 4/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.9%

                Washington Public Power Supply System, Nuclear Project No. 3,
                Refunding Revenue Bonds, Series 1991A:
    3,600,000    6.750%, 7/01/11 (Pre-refunded to 7/01/01)                               7/01 at 102       Aa1***         3,823,668
    6,160,000    6.500%, 7/01/18 (Pre-refunded to 7/01/01)                               7/01 at 102          Aaa         6,516,972

-----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.7%

    1,750,000   West Virginia School Building Authority, Capital Improvement             7/02 at 102         A***         1,883,890
                 Revenue Bonds, Series 1992-A, 6.625%, 7/01/22 (Pre-refunded to 7/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 4.0%

   10,000,000   Wisconsin Housing and Economic Development Authority, Multifamily        4/02 at 102          AA-        10,639,600
                 Housing Revenue Bonds, 1992 Series D, 7.200%, 11/01/13
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

$ 243,040,000   Total Investments - (cost $240,535,097) - 97.9%                                                         258,748,716
=============   --------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.6%

      500,000   City of Valdez, Alaska, Marine Terminal Revenue Refunding Bonds                            VMIG-1           500,000
                 (Exxon Pipeline Company Project), 1993 Series B, Variable Rate
                 Demand Bonds, 3.750%, 12/01/33+

    1,000,000   Allegheny County Industrial Development Authority (Longwood                                VMIG-1         1,000,000
                 at Oakmont, Inc. Project), 1997 Series B,  Variable Rate Demand
                 Revenue Bonds, 3.950%, 7/01/27+
-----------------------------------------------------------------------------------------------------------------------------------
$   1,500,000   Total Short-Term Investments - (cost $1,500,000)                                                          1,500,000
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,858,920
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $264,107,636
                ===================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA - 2.9%

$   3,000,000   State Public Works Board of the State of California, Lease Revenue      11/04 at 102          Aaa        $3,412,200
                 Bonds (Department of Corrections - California State Prison-Monterey
                 County (Soledad II)), 1994 Series A, 6.875%, 11/01/14
                 (Pre-refunded to 11/01/04)

      500,000   City of Fresno, California, Health Facility Revenue Refunding           12/03 at 102          AAA           497,060
                 Bonds (Holy Cross Health System Corporation), 5.625%, 12/01/18

    1,445,000   City of Torrance (California), Hospital Revenue Bonds                    7/02 at 102            A         1,572,319
                 (Little Company of Mary Hospital Project), Series 1992,
                 6.875%, 7/01/15

-----------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.8%

    2,500,000   City of Colorado Springs, Colorado, Utilities System Refunding          11/02 at 100           AA         2,543,025
                 Revenue Bonds, Series 1992A, 6.125%, 11/15/20

    1,500,000   City and County of Denver, Colorado, Airport System Revenue Bonds,      No Opt. Call         BBB+         1,781,520
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
      815,000    7.250%, 11/15/23 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)  11/02 at 102          Aaa           898,260
    3,185,000    7.250%, 11/15/23 (Alternative Minimum Tax)                             11/02 at 102         BBB+         3,414,097

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
      470,000    6.750%, 11/15/13 (Pre-refunded to 11/15/02) (Alternative Minimum Tax)  11/02 at 102          Aaa           511,219
    3,530,000    6.750%, 11/15/13 (Alternative Minimum Tax)                             11/02 at 102         BBB+         3,701,417

-----------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

      250,000   State of Connecticut Health and Educational Facilities Authority,        7/02 at 102          AAA           265,618
                 Revenue Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18

-----------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.5%

    2,000,000   District of Columbia, Hospital Revenue Refunding Bonds                   8/02 at 102        A3***         2,179,300
                 (Washington Hospital Center), Series 1992-A, 7.125%, 8/15/19
                 (Pre-refunded to 8/15/02)

                District of Columbia (Washington D.C.), General Obligation Bonds,
                Series 1993E:
      165,000    6.000%, 6/01/13 (Pre-refunded to 6/01/03)                               6/03 at 102          AAA           176,395
    4,080,000    6.000%, 6/01/13                                                         6/03 at 102          AAA         4,251,360

-----------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.0%

    3,525,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium              5/02 at 102       N/R***         3,856,879
                 Project), Series 1992, 7.550%, 5/01/12 (Pre-refunded to 5/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.4%

                Fulco Hospital Authority, Refunding Revenue Anticipation
                Certificates (Georgia Baptist Health Care System Project),
                Series 1992B:
    2,250,000    6.250%, 9/01/13 (Pre-refunded to 9/01/02)                               9/02 at 102      Baa1***         2,404,463
    2,000,000    6.375%, 9/01/22 (Pre-refunded to 9/01/02)                               9/02 at 102      Baa1***         2,144,080

-----------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.4%

    3,000,000   Village of Bryant, Illinois, Pollution Control Revenue Refunding         2/02 at 102          Aa2         3,069,390
                 Bonds (Central Illinois Light Company Project), Series 1992,
                 6.500%, 2/01/18

    2,500,000   Chicago Metropolitan Housing Development Corporation (Illinois),         7/02 at 102           AA         2,638,425
                 Housing Development Revenue Refunding Bonds (FHA-Insured
                 Mortgage Loans - Section 8 Assisted Projects), Series 1992A,
                 6.850%, 7/01/22

    2,550,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992           6/02 at 102          AAA         2,642,667
                 (FHA-Insured Mortgage Loan - Lakeview Towers Project),
                 6.600%, 12/01/20

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR) (continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$   1,700,000   City of Chicago, Chicago-O'Hare International Airport, General           1/03 at 102          AAA        $1,642,013
                 Airport Second Lien Revenue Refunding Bonds, 5.600%, 1/01/18
                 (Alternative Minimum Tax)

    1,500,000   Illinois Health Facilities Authority, Revenue Bonds,                    No Opt. Call       N/R***         1,576,875
                 Series 1992C (Evangelical Hospitals Corporation), 6.250%, 4/15/22

    4,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992B        9/06 at 100          AAA         4,431,520
                 (Franciscan Sisters Health Care Corporation Project),
                 6.625%, 9/01/13 (Pre-refunded to 9/01/06)

    1,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992        10/02 at 102      Baa2***         1,080,490
                 (Mercy Center for Health Care Services), 6.650%, 10/01/22
                 (Pre-refunded to 10/01/02)

    7,750,000   The Illinois State Toll Highway Authority, Toll Highway Priority         1/03 at 102       AA-***         8,336,985
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15
                 (Pre-refunded to 1/01/03)

    1,360,000   Board of Regents of Sangamon State University (Illinois),               10/02 at 102          AAA         1,463,047
                 Auxiliary Facilities System Revenue Bonds, Series 1992,
                 6.375%, 10/01/17 (Pre-refunded to 10/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.5%

    1,205,000   Allen County, Indiana, Refunding Certificates of Participation,          5/02 at 101          Aa3         1,260,514
                 Series 1991, 6.500%, 11/01/17

    4,000,000   Indiana State Office Building Commission, Correctional Facilities       12/01 at 102       Aa3***         4,253,120
                 Program Revenue Bonds, Series 1991, 6.375%, 7/01/16
                 (Pre-refunded to 12/01/01)

    2,000,000   School Building Corporation of Warren Township (Marion County,           7/02 at 102        A+***         2,123,040
                 Indiana), First Mortgage Bonds, Series 1992A, 6.000%, 7/15/12
                 (Pre-refunded to 7/15/02)

    2,725,000   Warrick County, Indiana, Adjustable Rate Environmental Improvement       5/03 at 102           AA         2,744,729
                 Revenue Bonds, 1993 Series B (Southern Indiana Gas and Electric
                 Company Project), 6.000%, 5/01/23 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 2.5%

                County of Trimble, Kentucky, Pollution Control Revenue Bonds
                (Louisville Gas and Electric Company Project), 1990 Series B:
     500,000     6.550%, 11/01/20 (Pre-refunded to 9/16/02) (Alternative Minimum Tax)    9/02 at 102          Aaa           539,495
   4,080,000     6.550%, 11/01/20 (Alternative Minimum Tax)                              9/02 at 102          Aa2         4,228,104

-----------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

    4,000,000   Louisiana Public Facilities Authority, Revenue Bonds, Series 1992,       2/03 at 101          AA-         4,195,520
                 Baton Rouge Water Works Company Project, 6.400%, 2/01/10
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.7%

    1,270,000   Massachusetts Health and Educational Facilities Authority, Revenue      11/02 at 102          Aaa         1,373,353
                 Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                 (Pre-refunded to 11/15/02)

-----------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 6.7%

    4,000,000   Michigan State Housing Development Authority, Single Family              6/06 at 102          AA+         4,031,920
                 Mortgage Revenue Bonds, 1996 Series C, 5.950%, 12/01/17

    8,240,000   Michigan Housing Development Authority, Limited Obligation               9/02 at 103          AAA         8,671,117
                 Revenue Bonds (Greenwood Villa Project), Series 1992,
                 6.625%, 9/15/17

-----------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.7%

                Clark County, Nevada, Las Vegas-McCarran International Airport,
                Passenger Facility Charge Revenue Bonds, Series 1992B:
    1,955,000    6.500%, 7/01/12 (Alternative Minimum Tax)                               7/02 at 102            A         2,050,326
      980,000    6.250%, 7/01/22 (Pre-refunded to 7/01/02) (Alternative Minimum Tax)     7/02 at 102         A***         1,040,799
       20,000    6.250%, 7/01/22 (Alternative Minimum Tax)                               7/02 at 102            A            20,413

-----------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 10.4%

    1,750,000   The City of New York, New York, General Obligation Bonds,            8/02 at 101 1/2          Aaa         1,901,603
                 Fiscal 1992 Series C, Subseries C-1, 7.000%, 8/01/17
                 (Pre-refunded to 8/01/02)

    1,480,000   The City of New York, New York, General Obligation Bonds,            2/02 at 101 1/2          Aaa         1,607,458
                 Fiscal 1992 Series D, 7.500%, 2/01/18 (Pre-refunded to 2/01/02)

       20,000   The City of New York, New York, General Obligation Bonds,            2/02 at 101 1/2           A-            21,476
                 Fiscal 1991 Series D, 7.500%, 2/01/18


                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR) (continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
$     990,000    7.000%, 6/01/12 (Pre-refunded to 6/01/01)                           6/01 at 101 1/2          Aaa        $1,050,083
       10,000    7.000%, 6/01/12                                                     6/01 at 101 1/2           A-            10,535

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series H:
    1,845,000    7.100%, 2/01/11 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2        A-***         1,986,345
      155,000    7.100%, 2/01/11                                                     2/02 at 101 1/2           A-           165,579

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series B:
      205,000    7.000%, 2/01/18 (Pre-refunded to 2/01/02)                           2/02 at 101 1/2        A-***           220,254
      855,000    7.000%, 2/01/18                                                     2/02 at 101 1/2           A-           908,780

    2,785,000   New York City Municipal Water Finance Authority (New York),              6/02 at 101          AAA         2,961,374
                 Water and Sewer System Revenue  Bonds, Fixed Rate Fiscal
                 1993 Series B, 6.375%, 6/15/22 (Pre-refunded to 6/15/02)

    4,000,000   New York City Municipal Water Finance Authority (New York),          6/02 at 101 1/2           A1         4,095,720
                 Water and Sewer System Revenue  Bonds, Fiscal 1993 Series A,
                 6.000%, 6/15/17

    2,130,000   Dormitory Authority of the State of New York, City University System    No Opt. Call         BBB+         2,441,087
                 Consolidated, Second General Resolution Revenue Bonds,
                 Series 1990C, 7.500%, 7/01/10

    2,000,000   New York State Medical Care Facilities Finance Agency,                   8/02 at 102          AAA         2,094,420
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series C (Mount Sinai Hospital), 6.250%, 8/15/12

-----------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.2%

    2,500,000   Cambria County Hospital Development Authority (Pennsylvania),            7/02 at 102          AAA         2,675,225
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series B of 1992 (Conemaugh Valley Memorial Hospital Project),
                 6.375%, 7/01/18 (Pre-refunded to 7/01/02)

    2,435,000   Dauphin County, Pennsylvania, Industrial Development Authority,         No Opt. Call            A         2,696,470
                 Water Development Refunding Revenue Bonds, Series 1992B
                 (Dauphin Consolidated Water Supply Company), 6.700%, 6/01/17

    4,000,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding            7/02 at 102          AAA         4,193,440
                 Bonds, Issue of 1992 (FNMA Insured Mortgage Loans), 6.500%, 7/01/23

    2,000,000   Pennsylvania Higher Educational Facilities Authority, Revenue            5/03 at 102           A-         2,076,740
                 Bonds (Drexel University), Series 1993, 6.375%, 5/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 3.1%

    4,000,000   South Carolina Public Service Authority, Revenue Bonds,                  7/02 at 102          Aa2         4,233,680
                 1992 Refunding Series A, 6.375%, 7/01/11

                City of Spartanburg, South Carolina, Water System Improvement
                Refunding Revenue Bonds, Series 1992:
    1,290,000    6.250%, 6/01/17 (Pre-refunded to 6/01/02)                               6/02 at 101          AAA         1,365,401
      310,000    6.250%, 6/01/17                                                         6/02 at 101          AA-           322,381

-----------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 2.3%

    4,000,000   South Dakota Health and Educational Facilities Authority, Revenue        9/02 at 102          AAA         4,270,560
                 Bonds, Series 1992 (Rapid City Regional Hospital Issue),
                 6.150%, 9/01/18 (Pre-refunded to 9/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

    4,420,000   Memphis-Shelby County Airport Authority (Tennessee), Special             9/02 at 102          BBB         4,679,189
                 Facilities Revenue Refunding Bonds, Series 1992 (Federal Express
                 Corporation), 6.750%, 9/01/12

-----------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.0%

    3,755,000   Grand Prairie Industrial Development Authority, Industrial              12/02 at 102            A         3,915,902
                 Development Revenue Refunding Bonds, Series 1992
                 (Baxter International, Inc. Project), 6.550%, 12/01/12

    2,500,000   Harris County Health Facilities (Texas), Development Corporation        10/04 at 101          AAA         2,722,050
                 Hospital Revenue Bonds (Hermann Hospital), Series 1994,
                 6.375%, 10/01/17 (Pre-refunded to 10/01/04)

    5,000,000   North Central Texas Health Facilities Development Corporation,           5/06 at 102           AA         4,665,850
                 Hospital Revenue Refunding Bonds (Baylor Health Care System
                 Project), Series 1995, 5.250%, 5/15/16

-----------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 2.2%

    4,000,000   Virginia Housing Development Authority, Commonwealth Mortgage            1/02 at 102          AA+         4,117,240
                 Bonds, 1992 Series A,  7.100%, 1/01/22

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3 (NXR) (continued)
                            September 30, 1999
                            (Unaudited)



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON - 10.0%

                Port of Seattle, Washington, Revenue Bonds, Series 1992B:
$     290,000    6.000%, 11/01/17 (Pre-refunded to 11/01/02) (Alternative Minimum Tax)  11/02 at 100       AA-***        $  303,734
    3,710,000    6.000%, 11/01/17 (Alternative Minimum Tax)                             11/02 at 100          AA-         3,789,728

    5,840,000   State of Washington, Certificates of Participation, Series 1991-A,       4/01 at 102          Aa2         6,037,567
                 State Office Building Project, 6.000%, 4/01/12

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/01 at 102          Aaa         4,254,800
                 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)

    4,000,000   Washington Public Power Supply System, Nuclear Project No. 1,            7/02 at 102          AAA         4,299,680
                 Refunding Revenue Bonds, Series 1992A, 6.500%, 7/01/15
                 (Pre-refunded to 7/01/02)

-----------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 4.3%

    2,500,000   Berkeley County Building Commission (West Virginia), Hospital           11/02 at 102         BBB+         2,592,650
                 Revenue Bonds (City Hospital Project), Series 1992, 6.500%, 11/01/09

    3,000,000   Mason County, West Virginia, Pollution Control Revenue Bonds            10/02 at 102         BBB+         3,107,520
                 (Appalachian Power Company Project), Series 1992J,
                 6.600%, 10/01/22

                West Virginia School Building Authority, Capital Improvement Revenue
                Bonds, Series 1992-A:
    1,855,000    6.500%, 7/01/12 (Pre-refunded to 7/01/02)                               7/02 at 102         A***         1,990,972
      395,000    6.500%, 7/01/12                                                         7/02 at 102            A           416,237
-----------------------------------------------------------------------------------------------------------------------------------
$ 175,575,000   Total Investments - (cost $174,409,674) - 98.4%                                                         185,214,804
=============   -------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5%

$   1,000,000   Illinois Health Facilities Authority, Variable Rate Demand Revenue                         VMIG-1         1,000,000
=============    Bonds, Series 1998 (The University of Chicago Hospitals and
                 Health System), 3.950%, 8/01/26+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      2,078,619
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $188,293,423
                ===================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

***  Securities are backed by an escrow or trust containing sufficient U.S.
     government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC)
                            September 30, 1999
                            (Unaudited)

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 1.6%

$   1,410,000   California Educational Facilities Authority, Refunding Revenue Bonds,   10/01 at 100          AAA        $1,449,720
                 Series 1992 (Loyola Marymount University), 6.000%, 10/01/14

-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 8.6%

    2,500,000   California Health Facilities Financing Authority, Insured Hospital      10/02 at 102          AAA         2,661,075
                 Revenue Bonds (Scripps Memorial Hospitals), Series 1992A,
                 6.400%, 10/01/12

    1,000,000   California Health Facilities Financing Authority, Insured Hospital       3/01 at 102          AAA         1,047,630
                 Revenue Bonds (Adventist Health System/West), 1991 Series B,
                 6.500%, 3/01/11

    4,000,000   California Health Facilities Financing Authority, Insured Hospital       8/02 at 102          AAA         4,251,400
                 Revenue Bonds (San Diego Hospital Association), Series 1992B,
                 6.125%, 8/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 9.8%

                Golden West Schools Financing Authority (California), 1999
                Revenue Bonds (School District General Obligation Refunding
                Program), Series A:
    4,650,000    0.000%, 8/01/16                                                        No Opt. Call          AAA         1,800,713
    1,750,000    0.000%, 2/01/17                                                        No Opt. Call          AAA           653,328
    2,375,000    0.000%, 8/01/17                                                        No Opt. Call          AAA           861,816
    2,345,000    0.000%, 2/01/18                                                        No Opt. Call          AAA           819,742

                Mountain View-Los Altos Union High School District (County of
                Santa Clara, California), 1995 General Obligation Capital
                Appreciation Bonds, Series C:
    1,015,000    0.000%, 5/01/17                                                        No Opt. Call          AAA           376,149
    1,080,000    0.000%, 5/01/18                                                        No Opt. Call          AAA           374,868

    4,000,000   City of Oakland, Alameda County, California, General Obligation          6/02 at 102          AAA         4,144,400
                 Bonds, Series 1992, 6.000%, 6/15/17

-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 17.3%

    3,500,000   State Public Works Board of the State of California, Lease              No Opt. Call          AAA         3,918,985
                 Revenue Bonds (Department of Corrections), Series 1991A
                 (State Prisons-Imperial County), 6.500%, 9/01/17

    2,430,000   County of Los Angeles, Certificates of Participation                     4/02 at 102          AAA         2,514,540
                 (Edmund D. Edelman Children's Court and Petersen Museum
                 Projects), 6.000%, 4/01/12

    1,200,000   Los Angeles County Metropolitan Transportation Authority                 7/03 at 102          AAA         1,202,220
                 (California), Proposition A, Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.625%, 7/01/18

    4,000,000   San Bernardino County, California, Certificates of Participation        11/02 at 102          AAA         4,074,160
                 (1992 West Valley Detention Center Refinancing Project),
                 6.000%, 11/01/18

    4,000,000   Walnut Public Financing Authority (Los Angeles County, California),      9/02 at 102          AAA         4,261,120
                 1992 Tax Allocation Revenue Bonds (Walnut Improvement Project),
                 6.500%, 9/01/22

-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.7%

    3,675,000   Palm Springs Financing Authority, Palm Springs Regional Airport          1/02 at 102          AAA         3,789,072
                 Revenue Bonds, Series 1992, 6.000%, 1/01/12 (Alternative Minimum Tax)

    3,750,000   Port of Oakland (California), Revenue Bonds, Series 1992-E,             11/02 at 102          AAA         3,969,338
                 6.500%, 11/01/16 (Alternative Minimum Tax)

    2,095,000   Airports Commission of San Francisco City and County, California,        5/02 at 102          AAA         2,228,640
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 1, 6.300%, 5/01/11

      820,000   Airports Commission of San Francisco City and County, California,        5/03 at 101          AAA           836,384
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.3%

    2,320,000   Brea Public Financing Authority (Orange County, California),             7/00 at 102          AAA         2,414,076
                 1991 Lease Revenue Bonds, Series A, 6.250%, 7/01/21
                 (Pre-refunded to 7/01/00)

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO (NXC) (continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED (continued)

$     640,000   California Educational Facilities Authority, Refunding Revenue Bonds,   10/01 at 100          AAA        $  666,278
                 Series 1992 (Loyola Marymount University), 6.000%, 10/01/14
                 (Pre-refunded to 10/01/01)

    4,000,000   The Community Redevelopment Agency of the City of Los Angeles,           7/02 at 102          AAA         4,289,960
                 California, Hollywood Redevelopment Project, Tax Allocation Bonds,
                 Series B, 6.100%, 7/01/22 (Pre-refunded to 7/01/02)

    4,000,000   City of Los Angeles, California, Wastewater System Revenue Bonds,        6/02 at 102          AAA         4,299,000
                 Series 1992-B, 6.250%, 6/01/12 (Pre-refunded to 6/01/02)

    1,500,000   Modesto Irrigation District Financing Authority, Domestic Water          9/02 at 102          AAA         1,612,905
                 Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                 (Pre-refunded to 9/01/02)

                Rio Linda Union School District (California), General Obligation Bonds,
                Series 1992-A:
      475,000     6.250%, 8/01/15 (Pre-refunded to 8/01/02)                              8/02 at 102          AAA           512,022
    3,310,000     6.375%, 8/01/17 (Pre-refunded to 8/01/02)                              8/02 at 102          AAA         3,578,938

    3,500,000   Sacramento Municipal Utility District (California), Electric Revenue     8/02 at 102          AAA         3,787,210
                 Bonds, 1992 Series B, 6.375%, 8/15/22 (Pre-refunded to 8/15/02)

    4,000,000   County of San Diego (California), Certificates of Participation          8/04 at 102          AAA         4,507,920
                 (1994 Inmate Reception Center and Cooling Plant Financing),
                 6.750%, 8/01/14 (Pre-refunded to 8/01/04)

    1,405,000   Airports Commission of San Francisco City and County, California,        5/02 at 102          AAA         1,509,490
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 1, 6.300%, 5/01/11 (Pre-refunded to 5/01/02)

    1,330,000   Airports Commission of San Francisco City and County, California,        5/03 at 102          AAA         1,443,117
                 San Francisco International Airport, Second Series Refunding
                 Revenue Bonds, Issue 4, 6.200%, 5/01/20 (Alternative Minimum Tax)
                 (Pre-refunded to 5/01/03)

    1,000,000   Tulare County, California, Certificates of Participation                11/02 at 102          AAA         1,079,710
                 (1992 Financing Project), Series A, 6.125%, 11/15/12
                 (Pre-refunded to 11/15/02)

-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.5%

    3,450,000   M-S-R Public Power Agency (California), San Juan Project Revenue         7/01 at 100          AAA         3,514,998
                 Bonds, Series 1991E, 6.000%, 7/01/22

    2,430,000   Modesto Irrigation District, California, Certificates of Participation  10/01 at 100          AAA         2,528,342
                 (Refunding and Capital Improvements Project), Series 1991A,
                 6.000%, 10/01/21

    3,000,000   Northern California Power Agency, Hydroelectric Project                  7/02 at 102          AAA         3,179,700
                 Number One Revenue Bonds, 1992 Refunding Series A,
                 6.250%, 7/01/12

    1,225,000   Turlock Irrigation District (California), Revenue Refunding Bonds,      No Opt. Call          AAA         1,353,846
                 Series 1992A, 6.250%, 1/01/12

-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.9%

    4,000,000   Eastern Municipal Water District (Riverside County, California),         7/01 at 101          AAA         4,119,120
                 Water and Sewer Revenue Refunding Certificates of Participation,
                 Series 1991A, 6.300%, 7/01/20

    1,250,000   Fairfield - Suisun Sewer District (Solano County, California), Sewer     5/01 at 102          AAA         1,299,021
                 Revenue Refunding Bonds, Series 1991A, 6.250%, 5/01/16
-----------------------------------------------------------------------------------------------------------------------------------

$  94,430,000   Total Investments - (cost $86,159,474) - 98.7%                                                           90,930,953
=============   -------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9%

$     800,000   California Statewide Communities Development Authority, Certificates                       VMIG-1           800,000
=============    of Participation, St. Joseph Health System Obligated Group,
                 Variable Rate Demand Bonds, 3.500%, 7/01/24+
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                        391,516
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $92,122,469
                ===================================================================================================================


     All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue
     Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S.
     Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)
                            September 30, 1999
                            (Unaudited)



    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 20.3%

$   1,000,000   New York City Industrial Development Agency, Civic Facility Revenue     11/04 at 102          AAA        $1,071,780
                 Bonds (USTA National Tennis Center Incorporated Project),
                 6.375%, 11/15/14

      570,000   Dormitory Authority of the State of New York, City University System    No Opt. Call          AAA           665,538
                 Consolidated, Second General Resolution Revenue Bonds,
                 Series 1990C, 7.500%, 7/01/10

    1,370,000   Dormitory Authority of the State of New York, Siena College,             7/02 at 102          AAA         1,443,857
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/11

    2,050,000   Dormitory Authority of the State of New York, Ithaca College,            7/01 at 102          AAA         2,171,319
                 Revenue Bonds, 6.500%, 7/01/10

    2,250,000   Dormitory Authority of the State of New York, New York University,       7/01 at 102          AAA         2,366,865
                 Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

    1,100,000   Dormitory Authority of the State of New York, Mount Sinai School         7/01 at 102          AAA         1,162,282
                 of Medicine, Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15

    2,500,000   Dormitory Authority of the State of New York, Marist College,            7/02 at 102          AAA         2,589,950
                 Insured Revenue Bonds, Series 1992, 6.000%, 7/01/12

-----------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 4.7%

    2,500,000   New York State Medical Care Facilities Finance Agency, Hospital          8/02 at 102          AAA         2,642,850
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series C (Mount Sinai Hospital), 6.250%, 8/15/12

-----------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.8%

    1,385,000   New Hartford Housing Development Corporation, Mortgage Revenue           7/02 at 100          AAA         1,443,156
                 Refunding Bonds, Series 1992-A (Village Point Project - FHA-Insured
                 Mortgage Loan, Section 8 Assisted Project), 7.375%, 1/01/24

    1,245,000   New York State Housing Finance Agency, Insured Multifamily Housing       8/02 at 102          AAA         1,290,579
                 Mortgage Revenue Bonds, Series 1992C (FHA-Insured), 6.450%, 8/15/14

-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 2.9%

                Town of Clarkstown, Rickland County, New York, Various Purposes Serial
                Bonds of 1992:
      505,000    5.600%, 6/15/10                                                        No Opt. Call          AAA           527,079
      525,000    5.600%, 6/15/11                                                        No Opt. Call          AAA           545,769
      525,000    5.600%, 6/15/12                                                        No Opt. Call          AAA           542,577

       10,000   The City of New York, New York, General Obligation Bonds,            8/02 at 101 1/2          AAA            10,576
                 Fiscal 1992 Series C, 6.250%, 8/01/11

-----------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.8%

       20,000   New York State Medical Care Facilities Finance Agency,                   8/02 at 102          AAA            21,050
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series D, 6.100%, 8/15/13

      140,000   New York State Medical Care Facilities Finance Agency, Mental            2/02 at 102          AAA           143,559
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18

      200,000   New York State Thruway Authority, Highway and Bridge Trust               4/05 at 102          AAA           190,360
                 Fund Bonds, Series 1995B, 5.125%, 4/01/15

    2,250,000   Triborough Bridge and Tunnel Authority (New York), Special Obligation    1/01 at 102          AAA         2,351,790
                 Refunding Bonds, Series 1991A, 6.625%, 1/01/17

-----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.7%

    2,500,000   Port Authority of New York and New Jersey, Consolidated Revenue          1/05 at 101          AAA         2,657,350
                 Bonds, Ninety-Seventh Series, 6.500%, 7/15/19
                 (Alternative Minimum Tax)

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN) (continued)
                            September 30, 1999
                            (Unaudited)


    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
       AMOUNT   DESCRIPTION                                                               PROVISIONS*     RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 42.5%

$   3,500,000   Metropolitan Transportation Authority (New York), Commuter Facilities    7/02 at 102          AAA        $3,744,475
                 Revenue Bonds, Series 1992B, 6.250%, 7/01/17
                 (Pre-refunded to 7/01/02)

    2,250,000   Metropolitan Transportation Authority (New York), Transit Facilities     7/02 at 102          AAA         2,414,408
                 Revenue Bonds, Series J, 6.375%, 7/01/10 (Pre-refunded to 7/01/02)

      245,000   The City of New York, New York, General Obligation Bonds,            8/02 at 101 1/2          AAA           261,364
                 Fiscal 1992 Series C, 6.250%, 8/01/11 (Pre-refunded to 8/01/02)

    2,000,000   The City of New York, New York, General Obligation Bonds,                8/04 at 101          AAA         2,233,240
                 Fiscal 1994 Series B, 6.950%, 8/15/12 (Pre-refunded to 8/15/04)

    1,000,000   New York City Municipal Water Finance Authority, Water and Sewer     6/02 at 101 1/2          AAA         1,063,360
                 System Revenue Bonds, Series 1992C, 6.200%, 6/15/21
                 (Pre-refunded to 6/15/02)

      630,000   New York City Municipal Water Finance Authority, Water and               6/01 at 100          AAA           652,346
                 Sewer System Revenue Bonds, Fiscal 1992 Series A,
                 6.250%, 6/15/21 (Pre-refunded to 6/15/01)

    1,560,000   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call          AAA         1,860,144
                 Lease Revenue Bonds (Suffolk County Issue), Series 1986,
                 7.375%, 7/01/16

    2,400,000   Dormitory Authority of the State of New York, Hamilton College,          7/01 at 102          AAA         2,542,032
                 Insured Revenue Bonds, Series 1991, 6.500%, 7/01/21
                 (Pre-refunded to 7/01/01)

    1,965,000   New York State Medical Care Facilities Finance Agency,                   2/02 at 102          AAA         2,088,795
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

    2,500,000   New York State Medical Care Facilities Finance Agency, New York          2/05 at 102          AAA         2,793,025
                 Hospital FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.750%, 8/15/14 (Pre-refunded to 2/15/05)

      230,000   New York State Medical Care Facilities Finance Agency,                   8/02 at 102          AAA           245,419
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1992 Series D, 6.100%, 8/15/13 (Pre-refunded to 8/15/02)

    1,500,000   New York State Thruway Authority, General Revenue Bonds,                 1/02 at 100          AAA         1,541,550
                 Series A, 5.500%, 1/01/23 (Pre-refunded to 1/01/02)

    2,000,000   New York State Thruway Authority, Local Highway and Bridge               4/02 at 102          AAA         2,101,480
                 Service Contract Bonds, Series 1992, 6.000%, 4/01/10
                 (Pre-refunded to 4/01/02)

      485,000   Suffolk County Water Authority (New York), Waterworks Revenue           No Opt. Call          AAA           545,494
                 Bonds, Series 1986-V, 6.750%, 6/01/12


-----------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.5%

    1,945,000   New York State Power Authority, General Purpose Bonds,                   1/02 at 102          AAA         1,993,158
                 Series 1992 AA, 6.250%, 1/01/23


-----------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.8%

    4,900,000   New York City Municipal Water Finance Authority, Water and           6/02 at 101 1/2          AAA         4,908,526
                 Sewer System Revenue Bonds, Fiscal 1993 Series A,
                 5.750%, 6/15/18

      620,000   New York City Municipal Water Finance Authority, Water and               6/01 at 100          AAA           635,462
                 Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.250%, 6/15/21
-----------------------------------------------------------------------------------------------------------------------------------

$  52,375,000   Total Investments - (cost $52,255,369) - 98.0%                                                           55,462,564
=============   -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,120,499
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $56,583,063
                ===================================================================================================================


      All of the bonds in the portfolio are either covered by Original Issue
      Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
September 30, 1999
(Unaudited)
                                                                                                  INSURED CALIFORNIAINSURED NEW YORK
                                                SELECT TAX-FREE SELECT TAX-FREE 2 SELECT TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value (note 1)                        $243,306,501      $258,748,716      $185,214,804      $90,930,953     $55,462,564
Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                     --         1,500,000         1,000,000          800,000              --
Cash                                                    514,688           598,837                --               --         624,615
Receivables:
   Interest                                           5,132,323         4,692,188         3,113,461        1,406,112         803,147
   Investments sold                                     180,000                --                --               --              --
Other assets                                             22,592            24,614            19,272           11,315           8,802
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                  249,156,104       265,564,355       189,347,537       93,148,380      56,899,128
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                               --                --            35,697          532,871              --
Accrued expenses:
   Surveillance and administration fees (note 6)         49,544            63,425            45,699           22,650          13,918
   Other                                                135,512           116,784            91,157           57,423          48,187
Dividends payable                                     1,228,357         1,276,510           881,561          412,967         253,960
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               1,413,413         1,456,719         1,054,114        1,025,911         316,065
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                $247,742,691      $264,107,636      $188,293,423      $92,122,469     $56,583,063
====================================================================================================================================
Shares outstanding                                   16,378,097        17,607,068        12,964,123        6,257,068       3,907,068
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)      $      15.13      $      15.00      $      14.52      $     14.72     $     14.48
====================================================================================================================================

STATEMENT OF OPERATIONS
Six Months Ended September 30, 1999
(Unaudited)
                                                                                                  INSURED CALIFORNIAINSURED NEW YORK
                                                SELECT TAX-FREE SELECT TAX-FREE 2 SELECT TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                          $ 7,841,677       $ 8,213,368       $ 5,704,036      $ 2,686,914    $ 1,660,212
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Surveillance and administration fees (note 6)          305,664           391,056           282,593          140,459         86,044
 Shareholders' servicing agent fees and expenses         24,408            23,443            18,177            6,553          4,425
 Custodian's fees and expenses                           27,922            27,878            25,761           19,548         19,946
 Trustees' fees and expenses (note 6)                    10,074            10,660             7,574            3,713          2,278
 Professional fees                                        8,189             8,212             8,094            7,355          7,304
 Shareholders' reports - printing and mailing expenses   47,310            47,789            35,140           15,207         11,891
 Stock exchange listing fees                             12,164            12,164            12,164            8,107          8,107
 Investor relations expense                              12,071            12,420             9,063            3,894          2,564
 Other expenses                                           3,271             3,363             3,123            1,851          1,537
-----------------------------------------------------------------------------------------------------------------------------------
 Total expenses before custodian fee credit             451,073           536,985           401,689          206,687        144,096
   Custodian fee credit (note 1)                         (1,065)             (485)           (1,587)          (1,482)        (3,304)
-----------------------------------------------------------------------------------------------------------------------------------
 Net expenses                                           450,008           536,500           400,102          205,205        140,792
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 7,391,669         7,676,868         5,303,934        2,481,709      1,519,420
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss)
 from investment
   transactions (notes 1 and 4)                            (518)              162            (1,274)         332,845           (342)
 Net change in unrealized appreciation
   or depreciation of investments                    (6,912,987)       (7,150,089)       (5,884,559)      (3,715,365)    (1,714,990)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     (6,913,505)       (7,149,927)       (5,885,833)      (3,382,520)    (1,715,332)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from operations                        $   478,164       $   526,941       $  (581,899)     $  (900,811)   $  (195,912)
===================================================================================================================================

                                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)
                                        SELECT TAX-FREE                    SELECT TAX-FREE 2                 SELECT TAX-FREE 3
                              ---------------------------------  ---------------------------------- -------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                       9/30/99          3/31/99           9/30/99           3/31/99          9/30/99        3/31/99
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income              $ 7,391,669     $ 14,802,566       $ 7,676,868      $ 15,377,663     $  5,303,934   $ 10,608,937
Net realized gain (loss)
   from investment
   transactions (notes 1 and 4)           (518)          50,661               162             1,568           (1,274)            --
Net change in unrealized appreciation
   or depreciation of investments   (6,912,987)      (1,343,004)       (7,150,089)         (572,900)      (5,884,559)       325,764
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                     478,164       13,510,223           526,941        14,806,331         (581,899)    10,934,701
-----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS
 FROM UNDISTRIBUTED NET
 INVESTMENT INCOME (NOTE 1)         (7,370,148)     (14,740,297)       (7,659,077)      (15,318,159)      (5,289,362)   (10,669,473)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
  in net assets                     (6,891,984)      (1,230,074)       (7,132,136)         (511,828)      (5,871,261)       265,228
Net assets at the
  beginning of period              254,634,675      255,864,749       271,239,772       271,751,600      194,164,684    193,899,456
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period   $247,742,691     $254,634,675      $264,107,636      $271,239,772     $188,293,423   $194,164,684
===================================================================================================================================
Balance of undistributed net
   investment income at
   the end of period              $    216,460     $    194,939      $    125,237      $    107,446     $     58,125       $ 43,553
===================================================================================================================================
                                                             INSURED CALIFORNIA SELECT TAX-FREE    INSURED NEW YORK SELECT TAX-FREE
                                                             ----------------------------------    --------------------------------
                                                                 SIX MONTHS ENDED        YEAR ENDED SIX MONTHS ENDED     YEAR ENDED
                                                                          9/30/99           3/31/99          9/30/99        3/31/99
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                 $ 2,481,709       $ 4,968,932      $ 1,519,420    $ 3,036,887
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                                         332,845           102,624             (342)          (639)
Net change in unrealized appreciation or
  depreciation of investments                                          (3,715,365)          220,687       (1,714,990)        63,716
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    (900,811)        5,292,243         (195,912)     3,099,964
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM UNDISTRIBUTED NET
 INVESTMENT INCOME (NOTE 1)                                            (2,477,798)       (4,955,598)      (1,523,855)    (3,047,515)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  (3,378,609)          336,645       (1,719,767)        52,449
Net assets at the beginning of period                                  95,501,078        95,164,433       58,302,830     58,250,381
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $92,122,469       $95,501,078      $56,583,063    $58,302,830
===================================================================================================================================
Balance of undistributed net investment income at the end of period   $    26,744       $    22,833      $    67,058    $    71,493
===================================================================================================================================


                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The Trusts covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen Insured California Select Tax-Free Income Portfolio
(NXC) and Nuveen Insured New York Select Tax-Free Income Portfolio (NXN).

The Trusts are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The Trusts' investment adviser, Nuveen Institutional Advisory Corp. ( the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, administers the investments and maintains ongoing surveillance of such investments to insure that they continue to meet the Trusts' investment objectives and credit quality standards. The Adviser does not intend to adjust the portfolios except 1) to invest interest payments on municipal obligations that are not currently needed to pay dividends or expenses; 2) to reinvest principal payments on municipal obligations resulting from their maturity or early redemption; 3) to sell municipal obligations when the Adviser believes that continuing to hold them would be inconsistent with maintaining the Trusts' high credit quality, and to reinvest the proceeds of such sales; and 4) for certain other purposes.

The Trusts intend to liquidate all of their assets no later than the year 2017, unless extended, making a single liquidating distribution to shareholders at that time. Any extension of these dates may be made only by an amendment to each Trust's declaration of Trust approved by the Board of Trustees and by the shareholders.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each investment portfolio are provided by a pricing service approved by the Trust's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Trusts have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1999, there were no such outstanding purchase commitments in any of the Trusts.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. In light of the Adviser's intention not to adjust the Trusts' investments except under limited conditions, it is expected that the Trusts will generally realize minimal, if any, amounts of both net realized capital gains and market discount. The Trusts intend to retain such minimal amounts and, therefore, will record a provision for federal income taxes on the amounts retained. To the extent more significant amounts of net capital gains are realized, the Trusts may elect to distribute such amounts to shareholders and no federal income tax provision on these amounts will then be required.

Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax for all Trusts and exempt from California state income taxes for Insured California Select Tax-Free and from New York state income taxes for Insured New York Select Tax-Free, to retain such tax-exempt status when distributed to shareholders of the Trusts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Insurance
Insured California Select Tax-Free and Insured New York Select Tax-Free invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Trusts' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Trusts ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Trust. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Trusts' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Trusts the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Trusts are not authorized to invest in derivative financial instruments.

Custodian Fee Credit
Each Trust has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Trust's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. TRUST SHARES

There were no share transactions during the six months ended September 30, 1999, nor during the fiscal year ended March 31, 1999, in any of the Trusts.



3. DISTRIBUTIONS TO SHAREHOLDERS
The Trusts declared dividend distributions from their tax-exempt net investment income which were paid November 1, 1999, to shareholders of record on October 15, 1999, as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0750        $.0725       $.0680       $.0660       $.0650
=========================================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended September 30, 1999, were as follows:

                                                                                     Insured      Insured
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities          $       --   $       --   $       --   $2,702,084   $       --
   Short-term municipal securities          3,500,000    7,100,000    4,000,000    6,200,000    4,000,000
Sales and maturities:
   Long-term municipal securities             865,000    1,295,000      195,000    4,891,579       10,000
   Short-term municipal securities          3,500,000    6,600,000    4,200,000    6,100,000    4,000,000
=========================================================================================================

At September 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Trust.

At March 31, 1999, the Trusts' last fiscal year end, the Trusts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------

Expiration year:
   2001                                     $     --       $    --   $  200,114     $193,438     $618,333
   2002                                           --            --       15,243           --          432
   2003                                           --            --           --           --        1,954
   2004                                       79,117            --      170,137           --      321,550
   2005                                       31,707        44,455      674,505           --        1,480
   2006                                       24,357        44,578        3,603           --          828
   2007                                           --            --           --           --          933
---------------------------------------------------------------------------------------------------------
Total                                       $135,181       $89,033   $1,063,602     $193,438     $945,510
=========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at September 30, 1999, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $20,096,645   $18,451,174  $10,815,217   $5,371,404   $3,208,665
   depreciation                             (225,263)     (237,555)     (10,087)    (599,925)      (1,470)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation              $19,871,382   $18,213,619  $10,805,130   $4,771,479   $3,207,195
=========================================================================================================

6. SURVEILLANCE AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES Under the Trusts' investment management agreements with the Adviser, each Trust pays an annual surveillance and administration fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Trust as follows:


                                                                             SELECT TAX-FREE 2
                                                                             SELECT TAX-FREE 3
                                                            INSURED CALIFORNIA SELECT TAX-FREE
AVERAGE DAILY NET ASSETS                     SELECT TAX-FREE  INSURED NEW YORK SELECT TAX-FREE
----------------------------------------------------------------------------------------------
For the first $125 million                       .2500 of 1%                       .3000 of 1%
For the next $125 million                        .2375 of 1                        .2875 of 1
For the next $250 million                        .2250 of 1                        .2750 of 1
For the next $500 million                        .2125 of 1                        .2625 of 1
For the next $1 billion                          .2000 of 1                        .2500 of 1
For net assets over $2 billion                   .1875 of 1                        .2375 of 1
==============================================================================================

The fee compensates the Adviser for performing ongoing administration, surveillance and portfolio adjustment services. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.

7. COMPOSITION OF NET ASSETS

At September 30, 1999, each Trust had an unlimited number of $.01 par value shares of beneficial interest authorized. Net assets consisted of:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Capital paid-in                         $    163,781  $    176,071 $    129,641  $    62,571  $    39,071
Paid-in surplus                          227,625,305   245,680,398  178,364,129   87,122,268   54,215,788
Balance of undistributed
  net investment income                      216,460       125,237       58,125       26,744       67,058
Accumulated net realized gain (loss)
  from investment transactions              (134,237)      (87,689)  (1,063,602)     139,407     (946,049)
Net unrealized appreciation
  of investments                          19,871,382    18,213,619   10,805,130    4,771,479    3,207,195
---------------------------------------------------------------------------------------------------------
Net assets                              $247,742,691  $264,107,636 $188,293,423  $92,122,469  $56,583,063
=========================================================================================================

8. INVESTMENT COMPOSITION
At September 30, 1999, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     INSURED      INSURED
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
---------------------------------------------------------------------------------------------------------
Basic Materials                                    2%           3%          --%          --%          --%

Education and Civic Organizations                  2            6            3            1           21

Health Care                                        9            8            8            9            5
Housing/Multifamily                                9            9           10           --            5
Housing/Single Family                              7            7            4           --           --
Tax Obligation/General                             6            1            3           10            3
Tax Obligation/Limited                             9            7            4           17            5
Transportation                                     8            6           11           12            5
U.S. Guaranteed                                   47           48           40           33           43
Utilities                                         --           --           11           12            3
Water and Sewer                                    1            3            6            6           10
Other                                             --            2           --           --           --
---------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
=========================================================================================================

Certain long-term and intermediate-term investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (53% for Select Tax-Free, 61% for Select Tax-Free 2, 48% for Select Tax-Free 3, 100% for Insured California Select Tax-Free, and 100% for Insured New York Select Tax-Free). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

                  FINANCIAL HIGHLIGHTS
                  (Unaudited)
                  Selected data for a share outstanding throughout each period:
                                                     INVESTMENT OPERATIONS
                                            -----------------------------------------
                                                              NET
                                                              REALIZED/
                           BEGINNING        NET               UNREALIZED
                           NET ASSET        INVESTMENT        INVESTMENT
                           VALUE            INCOME            GAIN (LOSS)       TOTAL
SELECT TAX-FREE
--------------------------------------------------------------------------------------
Year Ended 3/31:
         2000(a)           $15.55           $.45              $(.42)            $ .03
         1999               15.62            .90               (.07)              .83
         1998               15.15            .90                .47              1.37
         1997               15.07            .90                .10              1.00
         1996               14.71            .91                .39              1.30
         1995               14.68            .91                .11              1.02
SELECT TAX-FREE 2
Year Ended 3/31:
         2000(a)            15.41            .44               (.41)              .03
         1999               15.43            .87               (.02)              .85
         1998               14.95            .88                .49              1.37
         1997               14.92            .88                .04               .92
         1996               14.57            .88                .38              1.26
         1995               14.55            .89                .04               .93
SELECT TAX-FREE 3
Year ended 3/31:
         2000(a)            14.98            .41               (.46)             (.05)
         1999               14.96            .82                .02               .84
         1998               14.35            .82                .62              1.44
         1997               14.23            .82                .13               .95
         1996               13.90            .83                .34              1.17
         1995               13.83            .80                .11               .91
INSURED CALIFORNIA
  SELECT TAX-FREE
Year ended 3/31:
         2000(a)            15.26            .40               (.54)             (.14)
         1999               15.21            .79                .05               .84
         1998               14.53            .79                .69              1.48
         1997               14.42            .80                .11               .91
         1996               14.16            .80                .27              1.07
         1995               13.92            .80                .26              1.06
INSURED NEW YORK
  SELECT TAX-FREE
YEAR ENDED 3/31:
         2000(a)            14.92            .39               (.44)             (.05)
         1999               14.91            .78               .01               .79
         1998               14.28            .78               .63               1.41
         1997               14.25            .78               .03               .81
         1996               14.04            .78               .21               .99
         1995               13.86            .77               .19               .96
                                   LESS DISTRIBUTIONS                                                       TOTAL RETURNS
                           ----------------------------------                                          ----------------------
                                                                    ENDING                                            ENDING
                           NET                                      NET              ENDING            BASED ON       NET
                           INVESTMENT       CAPITAL                 ASSET            MARKET            MARKET         ASSET
                           INCOME           GAINS       TOTAL       VALUE            VALUE             VALUE**        VALUE**
--------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE
Year Ended 3/31:
         2000(a)           $(.45)           $--         $(.45)      $15.13           $14.4375          (9.22)%         .20%
         1999               (.90)            --          (.90)       15.55            16.3750           9.02          5.43
         1998               (.90)            --          (.90)       15.62            15.8750          14.06          9.24
         1997               (.92)            --          (.92)       15.15            14.7500           4.58          6.79
         1996               (.94)            --          (.94)       15.07            15.0000           9.14          8.97
         1995               (.95)           (.04)        (.99)       14.71            14.6250           9.14          7.38
SELECT TAX-FREE 2
Year Ended 3/31:
         2000(a)            (.44)            --          (.44)       15.00            14.0000          (9.21)          .17
         1999               (.87)            --          (.87)       15.41            15.8750           9.51          5.63
         1998               (.89)            --          (.89)       15.43            15.3125          14.92          9.34
         1997               (.89)            --          (.89)       14.95            14.1250            .93          6.34
         1996               (.91)            --          (.91)       14.92            14.8750          13.02          8.79
         1995               (.91)            --          (.91)       14.57            14.0000           8.84          6.74
SELECT TAX-FREE 3
Year ended 3/31:
         2000(a)            (.41)            --          (.41)       14.52            13.0625         (11.84)         (.35)
         1999               (.82)            --          (.82)       14.98            15.2500           7.78          5.76
         1998               (.83)            --          (.83)       14.96            14.9375          19.38         10.24
         1997               (.83)            --          (.83)       14.35            13.2500           3.30          6.85
         1996               (.84)            --          (.84)       14.23            13.6250          11.41          8.56
         1995               (.84)            --          (.84)       13.90            13.0000           2.82          6.97
INSURED CALIFORNIA
  SELECT TAX-FREE
Year ended 3/31:
         2000(a)            (.40)            --          (.40)       14.72            14.1875          (7.55)         (.95)
         1999               (.79)            --          (.79)       15.26            15.7500           8.22          5.65
         1998               (.80)            --          (.80)       15.21            15.3125          16.52         10.41
         1997               (.80)            --          (.80)       14.53            13.8750           3.06          6.46
         1996               (.81)            --          (.81)       14.42            14.2500           9.80          7.67
         1995               (.82)            --          (.82)       14.16            13.7500           4.47          7.97
INSURED NEW YORK
  SELECT TAX-FREE
Year ended 3/31:
         2000(a)            (.39)            --          (.39)       14.48            13.6250          (7.45)         (.34)
         1999               (.78)            --          (.78)       14.92            15.1250           6.14          5.40
         1998               (.78)            --          (.78)       14.91            15.0000          18.31         10.07
         1997               (.78)            --          (.78)       14.28            13.3750           4.91          5.79
         1996               (.78)            --          (.78)       14.25            13.5000           8.94          7.13
         1995               (.78)            --          (.78)       14.04            13.1250           3.43          7.28
--------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                            ------------------------------------------------------------------------------------------------
                                     BEFORE CREDIT                         AFTER CREDIT***
                            -------------------------------       --------------------------------
                                               RATIO OF NET                           RATIO OF NET
                            RATIO OF           INVESTMENT         RATIO OF            INVESTMENT
                            NET                EXPENSES TO        INCOME TO           EXPENSES TO      INCOME TO   PORTFOLIO
                            ASSETS             AVERAGE            AVERAGE             AVERAGE          AVERAGE     TURNOVER
                            (000)              NET ASSETS         NET ASSETS          NET ASSETS       NET ASSETS  RATE
--------------------------------------------------------------------------------------------------------------------------------
SELECT TAX-FREE
Year Ended 3/31:
         2000(a)            $247,743           .35%*              5.80%*              .35%*            5.80%*        --%
         1999                254,635           .36                5.78                .36              5.78           1
         1998                255,865           .36                5.83                .36              5.83           1
         1997                248,092           .39                5.97                .39              5.97           1
         1996                246,858           .36                6.02                .36              6.02           1
         1995                240,890           .37                6.32                .37              6.32          17
SELECT TAX-FREE 2
Year Ended 3/31:
         2000(a)             264,108           .40*               5.66*               .40*             5.66*         --
         1999                271,240           .40                5.65                .40              5.65           1
         1998                271,752           .40                5.72                .40              5.72          --
         1997                263,176           .42                5.86                .42              5.86           2
         1996                262,768           .42                5.89                .42              5.89           1
         1995                256,548           .41                6.22                .41              6.22          12
SELECT TAX-FREE 3
Year ended 3/31:
         2000(a)             188,293           .41*               5.47*               .41*             5.47*         --
         1999                194,165           .42                5.45                .42              5.45          --
         1998                193,899           .42                5.56                .42              5.56          --
         1997                186,065           .44                5.74                .44              5.74           5
         1996                184,464           .44                5.79                .44              5.79           4
         1995                180,226           .51                6.09                .51              6.09           7
INSURED CALIFORNIA
  SELECT TAX-FREE
Year ended 3/31:
         2000(a)              92,122           .43*               5.22*               .43*             5.22*          3
         1999                 95,501           .44                5.20                .44              5.20           1
         1998                 95,164           .44                5.31                .44              5.31          --
         1997                 90,894           .45                5.47                .45              5.47          --
         1996                 90,223           .44                5.50                .44              5.50          --
         1995                 88,586           .48                5.77                .48              5.77           7
INSURED NEW YORK
  SELECT TAX-FREE
Year ended 3/31:
         2000(a)              56,583           .49*               5.21*               .48*             5.22*         --
         1999                 58,303           .49                5.19                .49              5.19          --
         1998                 58,250           .49                5.30                .49              5.30          --
         1997                 55,782           .51                5.42                .51              5.42          --
         1996                 55,682           .48                5.44                .48              5.44          --
         1995                 54,855           .57                5.63                .57              5.63          14
--------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable (note 1).

(a)  For the six months ended September 30, 1999.

BUILD YOUR WEALTH AUTOMATICALLY

sidebar text: Nuveen offers a number of convenient ways to add to your portfolio and earn the tax-free income you need to achieve your financial goals.

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also potentially benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time.

Dollar-cost averaging does not ensure a profit, nor does it protect you against a loss in a declining market. To be effective, dollar-cost averaging may require you to invest over a long period of time.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us at (800) 257-8787.

FUND INFORMATION


BOARD OF TRUSTEES
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Shelia W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606
Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether to buy, sell, or continue holding a particular security.

Our Year 2000 review, repair, and testing program has been substantially completed. This program included industry-wide testing of critical systems and receipt of satisfactory assurances from critical service providers, vendors, and issuers regarding their Year 2000 readiness. We will continue more refined testing of our systems and their relationships with other parties' systems and will regularly discuss the results of this testing with those parties. We are also making Year 2000 contingency plans to guide recovery efforts in the event that, despite our remediation attempts, Year 2000 issues adversely affect the Funds. Although we can never have complete assurance that the steps we take will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds, we can assure you that we will take all reasonable steps to prevent disruption of the services provided by your Fund.


FUND POLICIES
The Board of Trustees of your Fund recently modified certain investment policies of the Fund. The Fund was formerly not permitted to invest more than 5% of its total assets in Municipal Leases that contain "non-appropriation" clauses. In addition, your Fund was not permitted to invest more than 10% of its total assets in Municipal Leases and securities that are unmarketable, illiquid or not readily marketable. The Municipal Lease market has matured since the Fund's inception, and non-appropriation leases have become more liquid and widely accepted. The Nuveen Exchange-Traded Fund Board has eliminated the restrictions noted above, replacing them with requirements that the Funds limit investments in non-appropriation Municipal Leases to those that meet one or more of six criteria that indicate that the issuer will be motivated to continue to appropriate monies to make the payments under the Municipal Lease.

The Board also eliminated the Fund's policy not to invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years.


Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended September 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

SERVING INVESTORS FOR GENERATIONS

Photo of:John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



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